                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 flightserv.com
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           (flightserv.com(TM) LOGO)
                            3343 PEACHTREE ROAD N.E.
                                   SUITE 530
                             ATLANTA, GEORGIA 30326

                                 June 19, 2000

Dear Stockholders:

     We are pleased to report to you on the activities and initiatives for fiscal year 1999. Enclosed is the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 as filed with the Securities and Exchange Commission in September, 1999.

     During the fiscal year ended June 30, 1999, the Company accomplished a significant transition from single-family residential property development to the Internet-delivery of travel services in the private charter jet aviation market. In the fourth quarter of fiscal year 2000, we initiated flights arranged through our Web site www.flightserv.com and are now focused on ways to grow our private charter jet travel services business.

     We are enthusiastic about the opportunities in the private aviation market. The success of our investment now depends upon our ability to effectively execute our business plan.

                                                     Sincerely,

                                                     /s/ C. BEVERLY LANCE

                                                     C. Beverly Lance
                                                     Chief Executive Officer

                                 FLIGHTSERV.COM

                           3343 PEACHTREE ROAD, N.E.
                                   SUITE 530
                             ATLANTA, GEORGIA 30326

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 11, 2000
                             ---------------------

To the Stockholders of flightserv.com:


    Notice is hereby given that the Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the "Meeting") of flightserv.com, a Delaware corporation (the "Company"), will be held at the Atlanta Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, Georgia 30303 on Tuesday, July 11, 2000 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:


        (1) To elect a board of five directors, each to serve a one-year term;

        (2) To approve an amendment to the Company's Certificate of Incorporation to (i) increase the number of authorized shares of the Company's Common Stock from 60,000,000 to 100,000,000 and (ii) authorize the Company to issue up to 10,000,000 shares of preferred stock;


        (3) To approve the Company's 2000 Stock Option Plan;

        (4) To approve the grant of non-qualified stock options to the Company's directors and certain of the Company's officers and employees;

        (5) To approve the grant of certain warrants to Four Corners Capital, LLC;


        (6) To ratify the appointment of Ernst & Young LLP as independent accountants for the Company for the fiscal year ending June 30, 2000; and

        (7) To transact such other business as may properly come before the Meeting.

    These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of Annual Meeting of Stockholders.

    The Board has fixed the close of business on June 9, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

    A copy of the Company's Annual Report for the fiscal year ended June 30, 1999 is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this Notice.

                                          By Order of the Board,

                                          /s/ JUDY M. GORDON
                                          Judy M. Gordon
                                          Secretary


Atlanta, Georgia
June 19, 2000


ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES. ADDITIONALLY, IN ORDER TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                PROXY STATEMENT

                             ---------------------

                       ANNUAL MEETING OF STOCKHOLDERS OF
                                 FLIGHTSERV.COM
                             ---------------------

                                 JULY 11, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL


     This Proxy Statement (the "Proxy Statement") and the accompanying form of proxy are being furnished to the stockholders of flightserv.com (the "Company") in connection with the solicitation of proxies by the Board of the Company (the "Board") from holders of its outstanding common stock (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company (together with any adjournments or postponements thereof, the "Meeting") to be held at the Atlanta Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, Georgia 30303 on Tuesday, July 11, 2000 at 10:00 a.m., local time. This Proxy Statement, the accompanying form of proxy and the Annual Report to Stockholders are expected to be mailed to stockholders of the Company on or about June 20, 2000.


SOLICITATION

     The expense of this solicitation will be borne by the Company. Solicitation will be primarily by use of the mails. Executive officers and other employees of the Company may solicit proxies, without additional compensation, personally and by telephone and other means of communication. The Company will also reimburse brokers and other persons holding Common Stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners.

VOTING RIGHTS AND OUTSTANDING SHARES

     Stockholders of record as of the close of business on June 9, 2000 (the "Record Date") will be entitled to vote at the Meeting. Each share of outstanding Common Stock is entitled to one vote. As of the Record Date, there were 33,118,654 shares of Common Stock outstanding and entitled to vote. The Company has been advised that certain beneficial owners, directors and executive officers of the Company, who hold in the aggregate approximately 42% of the outstanding Common Stock, intend to vote their shares in favor of the nominees and each of the proposals, and in accordance with the recommendations of the Board.

     The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the Record Date will constitute a quorum for transacting business at the Meeting. Abstentions and broker non-votes are counted towards a quorum. Provided a quorum is present at the Meeting, directors will be elected and each proposal, other than the proposal to amend the Certificate of Incorporation to increase the number of authorized shares ("Proposal 2"), will be approved by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting. Proposal 2 will be approved only by the affirmative vote of a majority of the total number of shares issued and outstanding as of the Record Date.

     All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for or against the particular proposal on which the broker has expressly not voted. Except for Proposal 2, Broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered votes cast and, accordingly, will not affect the determination as to whether a majority of votes cast has been obtained with respect to such matters. Broker non-votes with respect to Proposal 2 will have the effect of a vote against such proposal.

REVOCABILITY OF PROXIES

     The shares of Common Stock represented by proxy will be voted as instructed if received in time for the Meeting. If no instructions are indicated, such shares will be voted in favor of (FOR) (i) each nominee for election as a director specified herein, (ii) the amendment of the Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock to 100,000,000 and to authorize the Company to issue up to 10,000,000 shares of preferred stock, (iii) the adoption of the Company's 2000 Stock Option Plan, (iv) the approval of the grant of non-qualified options to the Company's directors and certain officers and key employees, (v) the issuance of certain warrants to Four Corners Capital, LLC, a Delaware limited liability company ("Four Corners"); (vi) the ratification of the appointment of Ernst & Young, LLP as the Company's independent accountants for the fiscal year ended June 30, 2000, and (vii) in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Any person signing and mailing the proxy may, nevertheless, revoke it at any time before it is exercised by written notice to the Company (Attention: C. Beverly Lance, 3343 Peachtree Road, Suite 530, Atlanta, Georgia 30326), or by attending in person and voting at the Meeting. Attendance at the Meeting, however, will not itself constitute the revocation of a proxy.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Five directors, constituting the entire Board, are to be elected at the Meeting and, if elected, will serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The Company's Bylaws, as amended, provide that the Board shall consist of a minimum of three and a maximum of nine members and, unless otherwise established by resolution of the Board, shall be five members.

     The nominees of the Board are set forth below. All of the current members of the Board have been nominated to continue to serve as directors of the Company. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. If additional persons are nominated for election as directors, then the proxy holders intend to vote all proxies received by them for the nominees listed below unless instructed otherwise. As of the date of this Proxy Statement, the Company is not aware of any nominee who is unable or who will decline to serve as a director, if elected.

NOMINEES FOR ELECTION AS DIRECTORS

     Set forth below are the names, ages at June 1, 2000, positions and offices held and a brief description of the business experience during the past five years of each person nominated to serve as a director of the Company.

     William B. Astrop (age 70) has served as a director of the Company since February 5, 1999. Mr. Astrop is a Chartered Financial Analyst and the founder and Chairman of Astrop Advisory Corporation, a money-management firm that he established in 1991. Mr. Astrop is a member of both the American Stock Exchange and the New York Stock Exchange and is a member of the Dean's Advisory Board of the Emory University Graduate Business School.

     Sylvia A. de Leon (age 50) has served as a director of the Company since December 12, 2000 when she was appointed by the Board to fill the vacancy created by the resignation of Joel A. Goldberg as a director of the Company. Ms. de Leon is a Senior Partner with the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where she has been employed since 1977. Ms. de Leon also serves on the Board of Directors of the National Railroad Passenger Corporation (Amtrak). During the last five years, Ms. de Leon has also served on the National Civil Aviation Review Commission, the National Commission to Ensure a Strong Competitive Airline Industry and the White House Conference on Travel and Tourism, where she co-chaired the infrastructure and investment committee.

     C. Beverly Lance (age 38) has served as Chief Executive Officer and a director of the Company since February 10, 1999. From February 10, 1999 to May 16, 2000, Mr. Lance also served as President of the Company. From January 8, 1999 to February 10, 1999, Mr. Lance was President of the Company's Stratos Inns subsidiary, which the Company acquired in connection with its acquisition of PDK Properties, Inc. in January 1999. During the five years prior to joining the Company, Mr. Lance managed family investments and was a business consultant.

     Dr. James A. Verbrugge (age 59) has served as a director of the Company since January 11, 1999. Dr. Verbrugge is a Professor of Finance and Chairman, Department of Banking and Finance of the University of Georgia, where he has been employed since 1968. Dr. Verbrugge is also actively involved in executive education programs at the University of Georgia and teaches executive education programs at the University of Washington, University of Florida and University of Colorado.

     Arthur G. Weiss (age 60) has served as Chairman of the Board of the Company since January 21, 1999 and has served as a director since January 11, 1999. From January 21, 1999 to February 10, 1999, Mr. Weiss served as President and Chief Executive Officer of the Company. Prior to assuming his positions at the Company, Mr. Weiss was the President and a shareholder of West Side Investors, Inc., which was acquired by the Company in January, 1999. From March, 1993 through April, 1994, Mr. Weiss served as Chairman of the board of directors of Medical Resources Companies of America. In addition, Mr. Weiss manages private real estate investments.

     There are no family relationships among any of the executive officers or directors of the Company. No arrangement or understanding exists between any executive officer or any other person pursuant to which any executive officer was selected as an executive officer of the Company. Executive officers of the Company are elected or appointed by the Board and hold office until their successors are elected or until their death, resignation or removal.

CERTAIN INFORMATION CONCERNING THE BOARD

     The Board is currently comprised of the five individuals set forth above. During the fiscal year ended June 30, 1999, the Board met ten times. From the time each director was appointed to the Board, each director attended, in person or by telephone, all of such meetings of the Board. As of June 30, 1999, the Board was comprised of Messrs. Astrop, Lance, Weiss, Dr. Verbrugge and Joel A. Goldberg. Mr. Goldberg resigned as of December 7, 1999 and the Board appointed Sylvia de Leon to fill the vacancy created by his resignation.

     The Board has established an audit committee (the "Audit Committee"). The Audit Committee is comprised of Mr. Astrop, Ms. de Leon and Dr. Verbrugge with Dr. Verbrugge serving as its Chairman. The Audit Committee convenes when deemed appropriate or necessary by its members. The primary functions of the Audit Committee are to: (i) recommend an accounting firm to be appointed by the Company as its independent auditors; (ii) consult with the Company's independent auditors regarding the audit plan; and (iii) determine that management placed no restrictions on the scope or implementation of the independent auditors' examination. Messrs. Astrop, Goldberg and Dr. Verbrugge were appointed to the Audit Committee on February 10, 1999. During the fiscal year ended June 30, 1999, one meeting of the Audit Committee was held at which Messrs. Astrop, Goldberg and Dr. Verbrugge were present. Mr. Goldberg resigned from the Audit Committee simultaneously with his resignation from the Board on December 7, 2000. Ms. de Leon was not a member of the audit committee during the fiscal year ended June 30, 1999.

     The Board had not established a compensation committee or a nominating committee.

EXECUTIVE OFFICERS

     Set forth below are the names, ages at June 1, 2000, positions and offices held and a brief description of the business experience during the past five years of each of the Company's executive officers who are not also directors.

     Todd Bottorff (age 32) has served as President and Chief Operating Officer of the Company since May 16, 2000. Prior to joining the Company, Mr. Bottorff was a co-founder and a member of the executive committee of HeliosHealth.com, an Internet-based provider of health information and services. From 1995 to 1999, Mr. Bottorff was a manager at McKinsey & Company, a global consulting firm.

     William L. Wortman (age 52) has served as Vice President and Chief Financial Officer of the Company since June 24, 1999. For the year prior to joining the Company, Mr. Wortman was a partner and general manager of a new car dealership. From 1994 through 1998, Mr. Wortman was Vice President and Chief Financial Officer of A.F.A Services Corporation, a marketing services company.

BENEFICIAL OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of May 31, 2000 by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's directors; (iii) each of the Company's executive officers included in the Summary Compensation Table included elsewhere herein; and (iv) all of the Company's directors and executive officers as a group. Except as otherwise noted, the person or entity named has sole voting and investment power over the shares indicated.


                                                                SHARES OF COMMON
                                                               STOCK BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
NAME                                                            NUMBER     PERCENT
----                                                          ----------   -------
C. Beverly Lance(2) + ++....................................   7,669,000    20.4%
Arthur G. Weiss(3) + ++.....................................   5,950,000    15.9
Wendell M. Starke Trust(4)..................................   4,800,000    14.5
Four Corners Capital, LLC (5)...............................   4,713,842    12.5
Lance Children's Trust(6)...................................   3,269,000     9.9
Johnny C. Godley(7).........................................   2,550,000     7.7
William C. Morris(8)........................................   2,550,000     7.7
Acqua Wellington Value Fund, Ltd.(9)........................   2,455,429     7.1
Caroline Weiss Kyriopoulos(10)..............................   2,263,000     6.8
Bert Lance Grantor Trust (11)...............................   2,000,000     5.7
Lazard Freres & Co., LLC(12)................................   2,000,000     5.7
Dr. James A. Verbrugge(13)++................................   1,000,000     2.9
Sylvia A. de Leon (14)++....................................   1,000,000     2.9
William B. Astrop(15)++.....................................     500,000     1.5
All Current Executive Officers and Directors as a Group (7
  Persons)(16)..............................................  16,319,000    25.8


---------------

   + Executive Officer of the Company
  ++ Director of the Company
 (1) Information as to beneficial ownership of Common Stock has either been furnished to the Company by or on behalf of the indicated person or is taken from reports on file with the Securities and Exchange Commission ("SEC").
 (2) Represents 3,269,000 shares owned by the Lance Children's Trust, a trust for the benefit of Mr. Lance's minor children, of which Mr. Lance is the sole trustee, plus 4,400,000 shares issuable upon the exercise of options, 700,000 of which are currently exercisable and 3,700,000 of which will be exercisable within 60 days of May 31, 2000 assuming approval of Proposals 2 and 4 herein. Mr. Lance disclaims beneficial ownership of the shares beneficially owned by the Lance Children's Trust. Mr. Lance's minor children are also the beneficiaries of the Dogwood Trust established by their grandfather, which is the beneficial owner of 500,000 shares. Additionally, Mr. Lance's children are beneficiaries to the HJR Trust, which is a 50% partner in K & L Partnership ("K&L"), a Georgia general partnership, which owns 688,000 shares of Common Stock. See Footnote 6. Mr. Lance is not the trustee of the Dogwood Trust or the HJR Trust (collectively, the "Trusts"), and disclaims any beneficial ownership of the shares beneficially owned by these Trusts.
 (3) Includes 4,400,000 shares issuable upon the exercise of options, 700,000 of which are currently exercisable and 3,700,000 of which will be exercisable within 60 days of May 31, 2000 assuming approval of Proposals 2 and 4 herein. In addition to the shares beneficially owned by Mr. Weiss, (i) Caroline Weiss Kyriopoulos is the beneficial owner of 2,263,000 shares, and (ii) Charles G. Weiss is the beneficial owner of 775,000 shares. Caroline Weiss Kyriopoulos and Charles
     G. Weiss are the adult children of Arthur G. Weiss and Arthur G. Weiss disclaims beneficial ownership of the shares owned by Caroline Weiss Kyriopoulos and Charles G. Weiss.
 (4) Based upon its Schedule 13D/A filed on July 2, 1999, Wendell M. Starke is the trustee of the Wendell M. Starke Trust, which owns 4,800,000 shares. The trust's address is 4300 Paces Ferry Road, Suite 500, Atlanta, Georgia, 30339.
 (5) Includes options for 800,000 shares that will be exercisable within 60 days of May 31, 2000 assuming approval of Proposal 4 and warrants to purchase 3,799,866 shares, 2,280,510 of which are currently exercisable and 1,519,356 of which will be exercisable within 60 days of May 31, 2000 assuming approval of Proposal 5. The address of Four Corners Capital, LLC is 10 Burton Hills Boulevard, Suite 120, Nashville, Tennessee 37215.
 (6) Excludes 1,188,000 shares that may be deemed to be owned by the Trusts. See footnote 2. C. Frank Moore is the sole trustee of the Trusts. The minor children of C. Beverly Lance are the beneficiaries of the Trusts, but do not have the power to vote or dispose of the shares. Neither the Lance Children's Trust nor Mr. Lance, as its trustee, has the power to vote or dispose of any shares owned by the Trusts. As a result, both the Lance Children's Trust and Mr. Lance disclaim beneficial ownership of the shares owned by the Trusts.
 (7) Includes 300,000 shares owned by Godley Morris Group, LLC of which Mr. Godley is a Managing Member, and, in such capacity, shares voting and investment power over such shares. Includes shares owned by each of the following entities in which Mr. Godley is the Managing Member, and, in such capacity, has sole voting and investment power over such shares: Johnny Godley's Kids, LLC -- 750,000 shares, Frankie Godley's Kids, LLC -- 750,000 shares and Jimmy Godley's Kids, LLC -- 750,000 shares. Mr. Godley's address, and the address of each such entity is 4918 Rozzell Ferry Road, Charlotte, North Carolina 28216.
 (8) Includes 300,000 shares owned by Godley Morris Group, LLC of which Mr. Godley is a Managing Member, and, in such capacity, shares voting and investment power over such shares. Mr. Morris' address is 307 Scotland Road, Lake City, South Carolina 29560.
 (9) Includes 1,630,075 shares issuable upon exercise of warrants that are exercisable on or within 60 days of May 31, 2000. Such warrants are included for disclosure purposes only and the Company reserves any and all of its rights with respect to such warrants as the result of Acqua Wellington Value Fund's breach of the provisions of the Purchase Agreement between the Company and Acqua Wellington Value Fund described in the Section of this Proxy titled "Certain Relationships and Related Transactions". The address of Acqua Wellington Value Fund Ltd is P.O. Box SS 6238, Montague Sterling Centre, East Bay Street, Nassau, Bahamas.
(10) Includes 688,000 shares owned by K&L of which Ms. Kyriopoulos hold a 50% general partnership interest. Ms. Kyriopoulos disclaims beneficial ownership of the shares owned by Arthur G. Weiss, her father, and Charles
     G. Weiss, her brother.
(11) Includes warrants to purchase 2,000,000 shares exercisable on or within 60 days of May 31, 2000. The address of the Bert Lance Grantor Trust is P.O. Box 2228, Calhoun, Georgia 30703.
(12) Includes warrants to purchase 2,000,000 shares exercisable on or within 60 days of May 31, 2000. The address of Lazard Freres & Co LLC is 30 Rockefeller Plaza, New York, New York 10020.
(13) Represents 1,000,000 shares issuable upon the exercise of options, 200,000 of which are currently exercisable and 800,000 of which will be exercisable within 60 days of May 31, 2000 assuming approval of Proposal 4 herein.
(14) Represents 1,000,000 shares issuable upon the exercise of options that are or will be exercisable on or within 60 days of May 31, 2000 assuming approval of Proposal 4 herein.
(15) Represents 500,000 shares issuable upon the exercise of options that will be exercisable within 60 days of May 31, 2000 assuming approval of Proposal 4 herein. Mr. Astrop's adult children are the beneficial owners of an aggregate of 500,000 shares issuable upon the exercise of options, 200,000 of which are currently exercisable and 300,000 of which will be exercisable within 60 days of May 31, 2000 assuming approval of Proposal 4 herein. Mr. Astrop disclaims beneficial ownership of the shares owned by his adult children.
(16) Includes 11,500,000 shares issuable upon the exercise of options, 1,800,000 of which are currently exercisable and 9,700,000 of which will be exercisable within 60 days of May 31, 2000 assuming approval of Proposal 4 herein.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     Directors of the Company who are not employees of the Company receive compensation of $1,000 per month plus $1,000 for attendance at each quarterly Board meeting. In addition, the Company from time to time has issued options to its non-employee directors in connection with their service on the Board, a description of which follows. In February, 1999, the Company granted non-qualified stock options to purchase shares of Common Stock at an exercise price of $0.4375 per share, which options are fully vested and exercisable after May 11, 1999 in connection with Mr. Astrop's, Mr. Goldberg's and Dr. Verbrugge's services as directors of the Company. The options were issued as follows: (i) options for 200,000 shares to Dr. Verbrugge, (ii) options for 200,000 shares to Four Corners (in which Mr. Goldberg has a 25% interest) and (iii) options for 100,000 shares to each of Mr. Astrop's two adult children. In April 1999, the Company granted non-qualified options to purchase 600,000 shares of Common Stock at an exercise price of $0.4177 per share, which options are fully vested, but are subject to stockholder approval, in connection with Mr. Astrop's, Mr. Goldberg's and Dr. Verbrugge's services as directors of the Company. The options were issued as follows: (i) options for 200,000 shares to Dr. Verbrugge, (ii) options for 200,000 shares to Four Corners (in which Mr. Goldberg has a 25% interest) and (iii) options for 100,000 shares to each of Mr. Astrop's two adult children. In July 1999, the Company granted non-qualified options to purchase 1,200,000 shares of Common Stock at an exercise price of $2.50 per share, which options are fully vested, but are subject to stockholder approval, in connection with Mr. Astrop's, Mr. Goldberg's and Dr. Verbrugge's services as directors of the Company. The options were issued as follows: (i) options for 400,000 shares to Dr. Verbrugge, (ii) options for 400,000 shares to Four Corners (in which Mr. Goldberg has a 25% interest) and (iii) options for 400,000 shares to Mr. Astrop. In December 1999, the Company granted non-qualified options to purchase 600,000 shares of Common Stock at an exercise price of $4.00 per share, which options are fully vested, but are subject to stockholder approval, in connection with Mr. Astrop's, Dr. Verbrugge's and Mr. Goldberg's services as directors of the Company. The options were issued as follows: (i) options for 200,000 shares to Dr. Verbrugge, (ii) options for 200,000 shares to Four Corners (in which Mr. Goldberg has a 25% interest), (iii) options for 100,000 shares to Mr. Astrop and
(iv) options for 50,000 to each of Mr. Astrop's two adult children. In addition, as an inducement to Ms. de Leon to join the Board, in December, 1999 the Company issued options for 1,000,000 shares to Ms. de Leon at the following exercise prices: (i) 200,000 options at $0.4375 per share, (ii) 200,000 shares at $0.4177 per share; (iii) 400,000 shares at $2.50 per share; and (iv) 200,000 shares at $4.00 per share. All such options are fully vested, but are subject to stockholder approval. Directors are also entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in attending Board meetings.

     In December 1999, Four Corners exercised options with respect to 200,000 shares with an exercise price of $0.4375 per share, in a "cashless" exercise, which resulted in Four Corners receiving 188,976 shares of Common Stock. The fair market value of such shares as of the date of exercise was $1,499,997.

SUMMARY EXECUTIVE COMPENSATION TABLE

     The following table sets forth for the fiscal years ended June 30, 1997, 1998 and 1999 the cash and non-cash compensation awarded or paid by the Company to all individuals serving as Chief Executive Officer of the Company at any time during fiscal year 1999 and all executive officers of the Company or any of its subsidiaries who received salary and bonuses in excess of $100,000 during fiscal year 1999 (collectively, the "Named Executives").

                                                                                ANNUAL COMPENSATION
                                                                            ----------------------------
                                                                              LONG-TERM
                                                 FISCAL                     COMPENSATION    OTHER ANNUAL
NAME AND PRINCIPAL POSITION                       YEAR    SALARY    BONUS   STOCK OPTIONS   COMPENSATION
---------------------------                      ------   -------   -----   -------------   ------------
Arthur G. Weiss(1).............................   1999    $90,000   --        1,700,000       $  9,600(4)
C. Beverly Lance(2)............................   1999     85,000   --        1,700,000          9,638(4)
Mark A. Conner(3)..............................   1999     35,308   --               --         52,148(5)
                                                  1998     61,200   --               --        109,360(5)
                                                  1997     61,200   --               --        168,125(6)

---------------

(1) Mr. Weiss has been Chairman of the Company since January 21, 1999. Mr. Weiss's annual base salary is $180,000.
(2) Mr. Lance has been Chief Executive Officer since February 10, 1999 and was President of the Company from February 10, 1999 to May 16, 2000. Mr. Lance's annual base salary is $170,000.
(3) Mr. Conner was President and Chairman of the Board from February 12, 1996 until January 21, 1999 and was Chief Executive Officer from March 9, 1998 until January 21, 1999. Mr. Conner resigned his positions with the Company on January 21, 1999.
(4) Includes automobile expenses and medical insurance paid by the Company on behalf of Messrs. Weiss and Lance.
(5) Includes personal expenses paid by a former subsidiary of the Company and the Company on behalf of Mr. Conner.
(6) Includes $75,990 in debt service payments made by a former subsidiary of the Company and the Company on behalf of Mr. Conner and $92,135 in other personal expenses paid by a former subsidiary of the Company and the Company on behalf of Mr. Conner.

LONG-TERM COMPENSATION -- STOCK OPTIONS

     In February, 1999, each of Messrs. Lance and Weiss were granted non-qualified stock options to purchase 700,000 shares of Common Stock at an exercise price of $0.4375 per share, which options are fully vested and exercisable after May 11, 1999. Of the options granted to Messrs. Lance and Weiss, 200,000 were granted in connection with their services as directors of the Company and the remaining 500,000 were granted in connection with their services as officers of the Company. In April 1999, the Company issued to each of Messrs. Lance and Weiss options to purchase 1,000,000 shares at an exercise price of $0.4177 per share. These options vested immediately, but are subject to stockholder approval. In July 1999, each of Messrs. Lance and Weiss received options to purchase 1,700,000 shares of Common Stock at an exercise price of $2.50 per share (the "July Options"). These options vested immediately, but are subject to stockholder approval. In December 1999, each of Messrs. Lance received options to purchase 1,000,000 shares of Common Stock at an exercise price of $4.00 per share (the "December Options"). These options vested immediately, but are subject to stockholder approval. In January 2000, the agreements governing both the July and December Options were amended to further condition their exercisability on the approval by the stockholders of an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock by at least 4,200,000 shares. See Proposal 2 of this Proxy Statement.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding the grant of stock options to the Named Executives during the fiscal year ended June 30, 1999.

                                               NO. OF SECURITIES      % TOTAL OPTIONS
                                               UNDERLYING OPTIONS   GRANTED TO EMPLOYEES   AVERAGE EXERCISE
NAME                                                GRANTED            IN FISCAL YEAR      PRICE PER SHARE
----                                           ------------------   --------------------   ----------------
Arthur G. Weiss..............................        700,000                19.2%                $.43
Arthur G. Weiss..............................      1,000,000                27.3                  .41
C. Beverly Lance.............................        700,000                19.2                  .43
C. Beverly Lance.............................      1,000,000                27.3                   41

     The following table sets forth information concerning the value of unexercised options held by the Named Executives as of June 30, 1999.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END VALUES

     The following table sets forth information concerning the value of the options exercised by the Named Executives during fiscal year 1999 and the value at June 30, 1999 of unexercised options held by each Named Executive.

                                                               NUMBER OF SECURITIES
                                  SHARES                      UNDERLYING UNEXERCISED         VALUE OF OPTIONS
                               ACQUIRED ON       VALUE          OPTIONS AT 6/30/99             EXERCISABLE/
NAME                           EXERCISE (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE   UNEXERCISABLE AT 6/30/99
----                           ------------   ------------   -------------------------   ------------------------
Arthur G. Weiss..............       0              0             700,000/1,000,000        $1,400,000/$2,019,800
C. Beverly Lance.............       0              0             700,000/1,000,000        $1,400,000/$2,019,800

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1998, Mr. Preiss, the Company's former Chief Executive Officer, terminated his employment with the Company and entered into a termination agreement pursuant to which the Company paid the remaining $387,000 due under a deferred compensation arrangement and transferred to him cash and additional property with a total book value of $183,055.

     In November 1998, the Company sold (i) approximately 100 acres to an entity in which Mr. Langdon Flowers, a former director, held a controlling interest for $610,000, which purchase price was the highest bona fide price offered for such property and (ii) sold approximately 230 acres in Albany, Georgia to Mr. Flowers and a Company stockholder in exchange for the return of 1,000,000 shares of Common Stock.

     In January 1999, the Company acquired one hundred percent (100%) of the issued and outstanding shares of West Side Investors, Inc., a Georgia corporation which owns P & W Stonebridge, LLC and P & W Headland, LLC, which own respectively, the Stonebridge Village Shopping Center located in Dekalb County, Georgia and the Headland-DeLowe Shopping Center located in Atlanta, Georgia. Arthur G. Weiss was the President of West Side Investors, Inc. and, together with his adult children, owned one hundred percent (100%) of the issued and outstanding common stock of West Side Investors, Inc. (the "West Side Stock") prior to the transaction. The purchase price for the West Side Stock was the issuance of 3,100,000 shares of the Company's Common Stock as follows: Arthur G. Weiss, 1,550,000 shares; Charles G. Weiss, 775,000 shares and Caroline Weiss Kyriopoulos, 775,000 shares. In January, 1999, the two shopping centers had an appraised value of $9,130,000, and were subject to $7,886,000 of non-recourse participating mortgages, which entitled the lender to 50% of the profits realized from the shopping centers. The consideration paid was determined as a result of arms-length negotiations prior to Mr. Weiss becoming a stockholder, director or officer of the Company.

     In January 1999, the Company acquired one hundred percent (100%) of the total issued and outstanding Common Stock of PDK Properties, Inc., a Georgia corporation, (the "PDK Stock") which owns one hundred percent (100%) of Stratos Inns, LLC, a Georgia limited liability company, located in Atlanta, Georgia. The purchase price for the PDK Stock was the issuance of 3,600,000 shares of the Company's Common Stock to the Lance Children's Trust, of which Mr. Lance is trustee. The consideration paid was determined as a result of arms-length negotiations prior to Mr. Lance becoming a stockholder, officer or director of the Company.

     In January 1999, the Company closed the sale of its wholly-owned subsidiary, Henry Holdings, Inc., a Florida corporation (the "Subsidiary") to Mr. Conner, in exchange for 5,000,000 shares of the Company's Common Stock that were held by Mr. Conner. Under the terms of the acquisition agreement, Mr. Conner was to receive cash or cash and property with an agreed upon value of not greater than $2,000,000. At the time of the sale, the Subsidiary held $700,000 in cash, certain real estate holdings, and mortgage indebtedness. On January 28, 1999, the Subsidiary sold its real estate holdings, realizing net proceeds of $1,228,292. The real estate holdings had a book value of $6,396,416 as of December 31, 1998 and were sold at a contract price of $5,112,902. As a result, the amount paid for the 5,000,000 shares of Common Stock was $1,928,292.

     At June 30, 1999, Stonebridge has an account receivable of $438,982 due from an entity which is owned by the Company's Chairman and his adult children.

     On or about January 29, 1999, the Wendell M. Starke Trust (the "Starke Trust") purchased 2,500,000 shares of restricted Common Stock for $1,000,000 in a private placement transaction. On June 29, 1999 the Starke Trust purchased an additional 2,300,000 shares for $1,725,000 in a private placement transaction. In connection with the sale of the shares, the Company entered into a Registration Rights Agreement with the Starke Trust.

     On or about March 18, 1999, the Godley Morris Group, LLC (the "GMG") purchased 2,500,000 shares of restricted Common Stock for $1,000,000 in a private placement transaction. On June 29, 1999 GMG purchased an additional 2,300,000 shares for $1,725,000 in a private placement transaction. In connection with the sale of the shares, the Company entered into a Registration Rights Agreement with the GMG.

     In January 2000, the Company entered into a common stock purchase agreement (the "Four Corners Purchase Agreement") with Four Corners which provides for an equity financing package consisting of the sale of restricted Common Stock and warrants. Under the terms of the Four Corners Purchase Agreement, Four Corners purchased from the Company, for an aggregate purchase price of $1 million, (i) 165,070 shares of restricted common stock, (ii) warrants (the "Four Corners Fixed Warrants") to purchase up to 1,485,638 shares of common stock at an exercise price of $6.058 per share and (iii) warrants (the "Four Corners Variable Warrants") to purchase up to 1,238,030 shares of common stock at a per share exercise price equal to the lesser of (x) $9.772 or (y) 90% of the volume weighted average price of the common stock for the 5 trading days prior to the date of the exercise of the warrants. The Four Corners Fixed Warrants and 1,114,228 of the Four Corners Variable Warrants expire 18 months after the date of issuance. The remaining Four Corners Variable Warrants expire 5 years after the date of issuance. The exercise of the Four Corners Fixed Warrants and the Four Corners Variable Warrants are limited to 660,976 shares and 495,732 shares, respectively, unless and until the exercise of such warrants is approved by the Company's stockholders. Approval of such warrants is the subject of Proposal 5 of this Proxy Statement. In connection with the Four Corners Purchase Agreement, the Company entered into a Registration Rights Agreement with respect to the Common Stock purchased by Four Corners and the Common Stock underlying all options or warrants held by Four Corners. The terms of the Purchase Agreement were the result of arms' length negotiations between the parties. Mr. Goldberg, a former director of the Company, owns a 25% interest in Four Corners.

     In January 2000, the Company entered into a common stock purchase agreement (the "AW Purchase Agreement") with Acqua Wellington Value Fund, Ltd., a company organized under the laws of the Bahamas ("AW"), which provides for an equity financing package consisting of the sale of restricted Common Stock and warrants. Under the terms of the AW Purchase Agreement, AW agreed to purchase from the Company for aggregate consideration of $10,000,000 (i) 1,650,709 shares of Common Stock and (ii) warrants to purchase up to 3,260,151 shares of Common Stock. The AW Purchase Agreement required AW to complete the acquisition of the Common Stock and warrants in two equal tranches. The first tranche (the terms of which are described more fully below) for $5,000,000 closed simultaneously with the execution of the AW Purchase Agreement. AW was required to close the second tranche by February 29, 2000 but has failed to do so. At the closing of the first tranche, AW purchased from the Company, for an aggregate purchase price of $5 million, (i) 825,354 shares of restricted Common Stock; (ii) warrants (the "AW Fixed Warrants") to purchase up to 577,748 shares of common stock at a purchase price equal to $6.058 per share and (iii) warrants (the "AW Variable Warrants") to purchase up to 1,052,328 shares of common stock at a purchase price equal to the lesser of (x) $9.772 per share or (y) 90% of the volume weighted average price of the common stock for the 5 trading days prior to the exercise of the warrants. The AW Fixed Warrants and 433,312 of the AW Variable Warrants expire 18 months after the date of issuance. The remaining AW Variable Warrants expire 5 years after the date of issuance. In connection with the AW Purchase Agreement, the Company entered in a Registration Rights Agreement. However, as a result of AW's breach of the AW Purchase Agreement, no registration statement has been filed. The terms of the AW Purchase Agreement were the result of arms' length negotiations between the parties.

     In connection with the equity financing contemplated by the Four Corners Purchase Agreement and the AW Purchase Agreement, the Company agreed to pay Four Corners a fee for services provided to the Company equal to 6% of the proceeds actually received by the Company and to reimburse Four Corners for expenses relating to the financing. To date, the Company has paid fees to Four Corners in the amount of $360,000 and has reimbursed Four Corners for approximately $58,000 in expenses.

     In a series of transactions consummated during the 1999 fiscal year, Mark Conner (a former chief executive officer of the Company) and a former officer of the Company purchased real property assets used in connection with certain discontinued operations of the Company with an aggregate book value of $16 million and assumed all related mortgage indebtedness. The Company received cash, notes receivable or Common Stock in these transactions. As of June 30, 1999, the Company held notes receivable for $465,000 with respect to these transactions, and received payment in full subsequent thereto. Subsequent to June 30, 1999, the company sold additional assets used in connection with discontinued operations with a carrying value of approximately $1.1 million for cash and other assets of discontinued operations for $1 million in notes receivable plus assumption of approximately $2.2 million in mortgage indebtedness. These transactions were entered into with entities in which the former chief executive officer and former officer are investors. All such transactions were the result of arms' length negotiations.

     From time to time during his term as President of the Company, the Company made advances and repayments of loans to and from Mr. Conner, which were repaid either through cash payments or by increases in compensation expense. During the 1999 fiscal year, advances totaling $109,111 owed to the company were repaid by Mr. Conner.

     In December 1999, the Company issued 400,000 shares of restricted Common Stock from treasury to certain parties including Langdon Flowers, Jr. (a former director of the Company), Mr. Flower's father and a former officer of the Company. The shares were issued pursuant to an agreement that resolved outstanding issues related to certain transactions involving the Company's discontinued real estate operations which reduced the related asset valuations by $139,000. The transaction was the result of arms' length negotiations. In connection therewith, the Company entered into a Registration Rights Agreement providing the holders of such shares with certain registration rights.

     During fiscal year 1999, the Company wrote off the $619,395 balance remaining on a note owed by a corporation, an officer of which is Mr. Conner's father. The note was given in connection with the sale during the 1998 fiscal year of certain real property owned by the Company, the terms of which were at prevailing market prices.

     Mr. Lance's father has provided consulting services to the Company in connection with its Internet-based private aviation travel service business. As compensation for such services, during fiscal year 1999, the Company issued warrants to purchase 400,000 shares of Common Stock with an exercise price of $.50 per share to the Bert Lance Grantor Trust. Since June 30, 1999, the Company has issued an additional 1.6 million warrants to the Bert Lance Grantor Trust for consulting services provided by Mr. Lance's father. Of these warrants, 600,000 have an exercise price of $1.75 per share and 1,000,000 have an exercise price of $4.00 per share.

     In January 2000, the Company advanced $150,000 and, in May 2000, an additional $125,000 in anticipation of an equity investment in a newly formed entity that would acquire private jets for use in connection with flights arranged through Private Seats(TM). The entity was formed and is managed by Four Corners. Certain related parties of the Company have had discussions with respect to participating in the entity. As a result of the breach by AW as described above and the Company's need to preserve its capital for other purposes, the Company's current plans with respect to the entity are being reconsidered.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own beneficially more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of such securities of the Company. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended June 30, 1999.

            PROPOSAL 2 -- AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Board believes it is advisable to amend the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock from 60,000,000 shares of Common Stock to 110,000,000 shares, of which 100,000,000 shares would be authorized shares of Common Stock and 10,000,000 shares would be authorized shares of preferred stock, par value $.01 per share (the "Preferred Stock"). On May 16, 2000, the Board adopted a resolution approving an amendment to Article FOURTH of the Certificate of Incorporation and directing that the amendment be presented to the stockholders for approval (the "Proposed Amendment"). Listed on Exhibit A hereto and incorporated herein by reference is the complete text of the Proposed Amendment.

     The Proposed Amendment both increases the number of authorized shares of Common Stock from 60,000,000 to 100,000,000 shares of Common Stock and authorizes the issuance of up to 10,000,000 shares of Preferred Stock. The Board believes that the authorization of the increase in the number of shares of Common Stock and the creation of the Preferred Stock is in the best interests of the Company and its stockholders and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with such activities as public or private offers of shares for cash, dividends payable in stock of the Company, acquisitions of other companies, implementation of employee benefit plans, including the Company's 2000 Stock Option Plan, which is the subject of Proposal 3 hereof, and other stock-based incentive compensation to attract or retain key employees or consultants and otherwise. In addition, amendments to the option agreements governing the July and December Options granted to Messrs. Lance and Weiss (described in Proposal 4 hereof) provide that such options will not be fully exercisable unless the Company's Certificate of Incorporation is amended to increase the authorized shares of Common Stock by at least 4,200,000 shares. The Company has no present plans with respect to the increased shares of Common Stock (other than with respect to the options discussed above) or the Preferred Stock.

     Of the 60,000,000 presently authorized shares of Common Stock, 33,118,654 shares were issued and outstanding and 435,930 were held by the Company in treasury as of May 31, 2000. In addition, an aggregate of 28,913,743 shares of Common Stock have been reserved for issuance as of May 31, 2000 in respect of certain option and warrant agreements (which amount includes certain shares that are reserved for issuance subject to an increase in the number of authorized shares of Common Stock). The holders of such options and warrants may immediately exercise such options and warrants for an aggregate of 15,707,035 shares of Common Stock. The remaining options and warrants are either (i) subject to stockholder approval, which approval is being sought in Proposals 4 and 5 hereof or (ii) vest over time. Additional shares of Common Stock, if authorized, may be issued at such times, for such purposes and for such consideration as the Board may determine to be appropriate without further stockholder approval, except as otherwise required by applicable law. The increase in authorized shares will not have an immediate effect on the rights of existing stockholders but, to the extent the shares are issued in the future, they will decrease the existing stockholders' percentage ownership in the Company and, depending on the price at which they are issued, may be economically dilutive to the existing stockholders. The stockholders do not have preemptive rights with respect to issuance of any shares of Common Stock.

     The Company currently has no authorized stock other than Common Stock. The Preferred Stock created in the Proposed Amendment, if approved, would be so-called "blank check" preferred stock, which means that the designation, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions (collectively, the "Limitations and Restrictions") may be determined by the Board. If the Proposed Amendment is approved, the Board will be entitled to authorize the creation and issuance of up to 10,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board's sole discretion, with no further authorization by the stockholders. Stockholders will not have preemptive rights to subscribe for shares of Preferred Stock.

     It is not possible to determine the actual effect of the Preferred Stock on the rights of the stockholders of the Company until the Board determines the rights of the holders of a series of the Preferred Stock. Such effects might include (i) restrictions on the payment of dividends to holders of the Common Stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights; (iii) dilution of the equity interest and voting power if the Preferred Stock is convertible into Common Stock; and
(iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock.

     The Board is required by Delaware law to make any determination to issue shares of Common Stock or Preferred Stock based upon its judgment as to the best interests of the Company. Although the Board has no present intention of doing so, it could issue shares of Common Stock or Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage any attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board such action would be in the best interest of the stockholders and the Company, the issuance of shares of Common Stock or Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. For example, such shares could be privately placed with purchasers favorable to the Board in opposing such actions. In addition, the Board could authorize a holder of a series of Preferred Stock to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporation transaction. The existence of additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interests of the stockholders and the Company.

     While the Company may consider effecting an equity offering of Common Stock or Preferred Stock in the future for the purposes of raising additional working capital or otherwise, as of the date hereof, the Company has no agreements or understandings with any third party to effect any such offering and no assurances are given that any offering will in fact be effected. As noted in the discussion accompanying Proposal 4, the exercisability of certain options awarded to certain executive officers of the Company is expressly conditioned upon the approval by the stockholders of Proposal 2. If Proposals 2 and 4 are approved, such options will become fully exercisable by the holders thereof. The Company has also proposed that the stockholders approve the Company's 2000 Stock Option Plan, which is the subject of Proposal 3 of this Proxy Statement. Although the Company has no agreements or understandings with any eligible participant in such plan, if Proposals 2 and 3 are approved by the stockholders, additional shares of Common Stock authorized by Proposal 2 could be used to make awards to eligible participants under such plan.

     The affirmative vote of holders of at least a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required in order to adopt the Proposed Amendment. Unless indicated to the contrary, the enclosed proxy will be voted FOR the proposed Amendment. Votes "withheld" or abstaining from voting or broker non-votes will have the same effect as a negative vote or AGAINST the proposed Amendment.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.


                PROPOSAL 3 -- APPROVAL OF 2000 STOCK OPTION PLAN


     On May 16, 2000, the Board adopted the flightserv.com 2000 Stock Option Plan (the "Plan"), subject to approval of stockholders at the Meeting. As of the date of adoption of the Plan by the Board, there were approximately 31 officers, directors and employees of the Company and its subsidiaries who are eligible to participate in the Plan.

     The principal provisions of the Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Plan, a copy of which is attached hereto as Exhibit B and is incorporated herein by reference.

DESCRIPTION OF THE PLAN

     The Plan provides for the granting of options to acquire Common Stock, which may be either incentive stock options (an "ISO") or nonqualified stock options (an "NSO"). The Plan is administered by the Board or, if so established, a committee of the Board established for that purpose (the "Committee"), and all directors, officers and employees of the Company or any subsidiary and any consultant or adviser providing services to the Company or any subsidiary whose participation in the Plan is determined by the Board or, if applicable, the Committee, to be in the best interests of the Company are eligible to receive option grants under the Plan. There is no termination date under the Plan, but no options may be granted under the Plan after the tenth anniversary of its adoption by the Board. Receipt of option grants under the Plan is contingent upon the execution by each prospective option holder of an agreement in such form as the Board or, if applicable, the Committee, may from time to time determine.

     The Plan provides for the grant of options to purchase up to 10,000,000 shares of Common Stock. The purchase price per share of Common Stock subject to an option is fixed by the Board or, if applicable, the Committee when the option is granted. In the case of any ISO, such exercise price shall be no less than the fair market value of the Common Stock at the time of grant (110% of such value, in the case of any shareholder owning directly or indirectly more than 10% of the total voting power of the Company), as determined by the Board or, if applicable, the Committee under procedures prescribed in the Plan. Additional terms of options granted under the Plan, including the vesting provisions of such options, will be also established at the time of grant. The Board or, if applicable, the Committee in its sole discretion, may rescind, modify or waive any limitation or condition on the exercise of an option contained in any option agreement so as to accelerate the time at which an option may be exercised or extend the period during which the option may be exercised. In addition to the requirement requiring minimum exercise price described above, the terms of an option agreement for an ISO must meet other requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). For example, any ISOs granted under the Plan would not be transferable except by will or by the laws of descent and distribution upon the death of the option holder.

     Payment for shares purchased under the Plan may be made: (i) in cash; (ii) by surrender of all or part of an option (including the option being exercised);
(iii) by exchanging shares of Common Stock with a fair market value equal to the total option price; (iv) by delivery of other property rights and credits deemed acceptable by the Board or, if applicable, the Committee including the optionee's promissory note; or (v) any combination of the above payment methods. Notwithstanding the foregoing, payment other than in cash may be made only with the consent of the Board or, if applicable, the Committee or if and to the extent provided for in the option agreement governing such exercise.

     In the event of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization or similar transaction, the Plan provides that the Board or, if applicable, the Committee shall make appropriate adjustments to the number of shares available for issuance under the Plan and to the number and price of options previously granted. In the event of any merger, consolidation or share exchange with another corporation, whether or not the Company is the surviving corporation, or if substantially all of the assets or all of the shares of Common Stock are acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company (each a "Significant Transaction"), the Board or the board of directors of the corporation that assumes the Company's obligations shall make appropriate provisions with respect to any outstanding options by substitution on an equitable basis of appropriate capital stock of the Company of the surviving or successor corporation, provided that the difference between the aggregate fair market value of the shares so substituted and the exercise price thereof is not greater that the difference between the aggregate fair market value of the Common Stock subject to such options prior to substitution and the exercise price thereof. Notwithstanding the foregoing, if a Significant Transaction occurs, the Board or the board of directors of the surviving or successor corporation may, upon written notice to the holder of any such option, require that such option be exercised within sixty (60) days of the date of such notice or such option will be terminated.

     The Plan may be amended or terminated at any time by the Board or, if applicable, the Committee provided, however that the Board or, if applicable, the Committee may not amend the Plan if the amendment is not approved by the stockholders and such approval is required under Section 422 of the Code or by the Board. The Board or, if applicable, the Committee may, in its discretion, postpone the issuance or delivery of shares following exercise of an option until the completion of a registration, or other qualification or exemption of such shares, under applicable state or federal laws. If the Plan is approved by the stockholders, the Company may, at such time as the Board may determine, register the shares of Common Stock issuable under the Plan under appropriate provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

FEDERAL INCOME TAX CONSEQUENCE

     Incentive Stock Options. Neither the grant nor the exercise of an ISO will result in a taxable event to the option holder, and any gain realized upon a disposition of shares of Common Stock received upon exercise of an ISO will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date the ISO was granted and one year after the date the ISO was exercised (the "holding period requirement"). The Company is not entitled to any business expense deduction when an ISO is exercised, except as discussed below.

     For the exercise of an ISO to qualify for the foregoing tax treatment, the optionee must be an employee of the Company or a subsidiary from the date that the ISO is granted through a date within three months before the date of exercise. If an optionee is disabled, he or she has one year to exercise an ISO following termination for disability. If the optionee dies, both the holding period requirement and the three-month exercise period are waived.

     If all of the foregoing requirements are met except the holding period requirement (a "Disqualifying Disposition"), the optionee will recognize ordinary income upon the disposition of the stock generally equal to the difference between the fair market value of the stock at the time the ISO was exercised and the option exercise price, but in no event shall such amount exceed the gain realized upon sale of such stock. The balance of any gain realized, if any, will be treated as a capital gain. The Company will be allowed a business expense deduction in such cases to the extent that the optionee recognizes ordinary income, subject to Section 162(m) of the Code as discussed below.

     If an optionee exercises an ISO by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (unless the tender of such shares would be a Disqualifying Disposition). If the exercise is a tax-free exchange, the optionee would have no taxable income from the exchange and exercise, and the tax basis of the shares surrendered would be treated as the carryover basis for an equivalent number of option shares received, with the additional option shares received taking a tax basis equal to the amount of cash, if any, paid to exercise the ISO. If the optionee makes a Disqualifying Disposition in the exercise of an ISO, the exchange would be treated as a taxable event with respect to the surrendered shares as described above, with a number of option shares equivalent in number to the surrendered shares taking a tax basis equal to fair market value, and the remaining option shares taking a tax basis equal to the amount of cash, if any, paid to exercise the ISO.

     If, pursuant to the terms of an option agreement, the Company withholds shares in payment of the exercise price for an ISO, the transaction generally should be treated as if the withheld shares had been sold in a Disqualifying Disposition after exercise of the option, so that the optionee will realize ordinary income with respect to such shares. The tax basis of the option shares generally would be determined in the same manner as described above where the optionee physically surrenders ISO shares in a Disqualifying Disposition.

     Non-Qualified Options. The grant of an NSO will not be a taxable event for the optionee or the Company. Upon exercising a NSO, an optionee will recognize ordinary income generally equal to the difference between the exercise price and the fair market value of the stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date will be deferred, unless the optionee makes a special tax election within 30 days after exercise). Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a NSO, the optionee will have taxable gain or loss measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it generally will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income. Under Section 162(m) of the Code, if the optionee is one of certain specified executive officers, then, unless certain exceptions apply, the Company is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent such compensation in the aggregate exceeds $1 million for the taxable year.

     If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for NSOs, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an ISO) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares surrendered will be treated as the carryover basis for an equivalent number of option shares received, with such option shares being treated as having been held for the same holding period as had expired with respect to the surrendered shares. The fair market value of the additional option shares received will constitute ordinary compensation income to the optionee, with such additional shares taking a tax basis in that amount.

     If pursuant to an option agreement, the Company withholds shares in payment of the option price for NSOs or in payment of tax withholding, the transaction should generally be treated as if the withheld shares had been physically surrendered as described above.

OTHER OUTSTANDING OPTIONS

     No awards have been made under the Plan as of the date of this Proxy Statement and the Company has no present plans to make any such awards. Because the terms and conditions of any such awards are subject to the discretion of the Board or, if applicable, the Committee, the number of options awardable to and value thereof to eligible participants is not determinable. In the past, the Company has issued stock options for an aggregate of 13,825,000 shares of Common Stock to officers, directors and key employees of the Company. Approval of such grants are the subject of Proposal 4 hereof. A description of the terms and conditions of such awards is set forth in the discussion of Proposal 4 herein.

REASONS FOR OBTAINING STOCKHOLDER APPROVAL

     The Board has approved the Plan subject to stockholder approval at the Meeting. The Company is submitting the Plan for stockholder approval at the Meeting because such approval is required to qualify the

Plan under Section 422 of the Code relating to the grant of ISOs and also to permit the Company to make stock option grants to eligible participants without the need for stockholder ratification or approval of each such grant pursuant to the rules and regulations of any exchange upon which shares of the Common Stock may be listed.

     The rules and regulations of the American Stock Exchange, which is the stock exchange upon which the Common Stock is listed and traded, require that the stockholders approve options granted to officers, directors or key employees unless, among other exceptions, the options are granted under a plan that (a) has been approved by the stockholders or (b) does not authorize issuance of more than 5% of the outstanding Common Stock in any one year provided that all such arrangements adopted without stockholder approval in any five-year period do not permit the issuance of options for more than an aggregate of 10% of the outstanding Common Stock in any five-year period. If approved by the stockholders, the Company could issue options pursuant to the Plan without obtaining further stockholder approval for such issuances.

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock cast is required for the approval of the Plan. Abstentions and broker non-votes will not be counted as shares voting on such matters and accordingly will have no effect on the approval of Proposal 3.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PLAN.


                  PROPOSAL 4 -- APPROVAL OF OPTION AGREEMENTS


     At various times since February 1, 1999, the Board authorized, and the Company entered into, non-qualified stock option agreements (the "Option Agreements") with certain officers, directors and employees of the Company (each, an "Optionee", and collectively, the "Optionees") as set forth below. The following chart sets forth the material terms of the Option Agreements. Unless otherwise noted, all such options are fully vested but not exercisable until the Option Agreements are approved by the Stockholders.

                                                DATE OF       NUMBER     EXERCISE    CLOSING PRICE
                   GRANTEE                       GRANT       OF SHARES    PRICE     ON DATE OF GRANT
                   -------                      --------     ---------   --------   ----------------
A. Weiss(1)...................................   2/10/99       700,000   $0.4375        $0.4375
  Chairman, Director                             4/21/99     1,000,000    0.4177         0.5625
                                                  7/7/99     1,700,000    2.5000         2.5000
                                                 12/2/99     1,000,000    4.0000         7.1250
C. Lance(1)...................................   2/10/99       700,000    0.4375         0.4375
  Chief Executive Officer, Director              4/21/99     1,000,000    0.4177         0.5625
                                                  7/7/99     1,700,000    2.5000         2.5000
                                                 12/2/99     1,000,000    4.0000         7.1250
W. Astrop(2)..................................   2/10/99       200,000    0.4375         0.4375
  Director                                       4/21/99       200,000    0.4177         0.5625
                                                  7/7/99       400,000    2.5000         2.5000
                                                 12/2/99       200,000    4.0000         7.1250
J. Goldberg(3)................................   4/21/99       200,000    0.4177         0.5625
  Former Director                                 7/7/99       400,000    2.5000         2.5000
                                                 12/2/99       200,000    4.0000         7.1250
S. de Leon(4).................................   12/2/99       200,000    0.4375         7.1250
  Director                                       12/2/99       200,000    0.4177         7.1250
                                                 12/2/99       400,000    2.5000         7.1250
                                                 12/2/99       200,000    4.0000         7.1250

                                                DATE OF       NUMBER     EXERCISE    CLOSING PRICE
                   GRANTEE                       GRANT       OF SHARES    PRICE     ON DATE OF GRANT
                   -------                      --------     ---------   --------   ----------------
J. Verbrugge(5)...............................   2/10/99       200,000   $0.4375        $0.4375
  Director                                       4/21/99       200,000    0.4177         0.5625
                                                  7/7/99       400,000    2.5000         2.5000
                                                 12/2/99       200,000    4.0000         7.1250
W. Wortman(6).................................   6/24/99       200,000    1.0000         1.7500
  Vice-President, Chief Financial Officer        4/24/00       100,000    2.0000         2.0000
T. Bottorff(7)................................   5/16/00       500,000    1.4375         1.4375
  President, Chief Operating Officer
Non-Executive Officer.........................   4/16/99(8)     50,000    0.5000         0.5625
  Employee Group                                 8/13/99(9)    100,000    1.7500         2.8750
                                                 9/17/99(10)    50,000    4.0000         4.5625
                                                12/27/99(11)   125,000    4.0000         7.9375
                                                 4/24/00(12)   100,000    2.0000         2.0000


---------------

 (1) Options awarded in February, 1999 are currently exercisable. Pursuant to amendments to the July and December, 1999 Option Agreements, Messrs. Weiss and Lance further agreed that certain options awarded thereunder would not be exercisable unless and until the Certificate of Incorporation of the Company were amended to increase the number of authorized shares of Common Stock by no less than 4,200,000 shares. See Proposal 2 of this Proxy Statement.
 (2) Options awarded in February, 1999 are currently exercisable. At the request of Mr. Astrop, options for an aggregate of 500,000 shares that were otherwise issuable to him were issued to his two adult sons.
 (3) At the request of Mr. Goldberg, options for an aggregate of 800,000 shares that were otherwise issuable to him were issued to Four Corners, of which Mr. Goldberg has a 25% interest. At the request of Mr. Goldberg, Four Corners was also awarded options with respect to 200,000 shares on February 10, 1999 at an exercise price of $.4375 per share. Four Corners exercised those options on December 21, 1999.

 (4) As an inducement to Ms. de Leon to join the Board, the Company awarded Ms. de Leon stock options in such amounts and with such exercise prices as the Company had granted to the non-officer directors who had served on the Board since February of 1999.

 (5) Options awarded in February, 1999 are currently exercisable.
 (6) Options awarded in September 1999 are fully vested. One half of the Options awarded in April 2000 vest on October 24, 2000 with the balance vesting on April 24, 2001.
 (7) One half of the Options vest on the November 16, 2000 with the balance vesting on the first anniversary of the date of grant.
 (8) Options vested on the date of grant.
 (9) Fifty percent of the Options vested on the date of the grant, Twenty-five percent of the Options vest on the first anniversary of the grant and Twenty-five percent of the Options vest on the second anniversary of the date of grant.
(10) Fifty percent of the Options are vested, Twenty-five percent vest on July 1, 2000 and Twenty-five percent vest on October 1, 2000.
(11) Options awarded vest at the rate of 12.5% of the total number of options awarded each quarter commencing April 1, 2000, and become fully vested on January 1, 2002.
(12) Fifty percent of the Options vest on October 24, 2000 with the balance vesting on April 24, 2001.


     The closing price of the Common Stock on the American Stock Exchange on June 12, 2000 was $1.00.

     As noted in the chart above, certain of the options were granted with an exercise price lower than the closing price on the date of the grant. With respect to these options, unless otherwise noted, the exercise price on the date of grant was determined by taking into account the range of closing prices of the Common Stock in periods prior to the date of the grant, the volatility of the market price of the Common Stock, that the Common Stock underlying the warrants is restricted Common Stock and the contributions that the recipients of the grants had made and were likely to make after the date of the grant. In addition, with respect to grants to non-director employees, the exercise price reflected the exercise price that such employees had been offered as part of their compensation either at the time their employment commenced or thereafter. The grant of such options at such exercise prices, in management's view, was appropriate to compensate and provide incentives to the Company's officers, directors and certain key employees.


PURPOSE OF THE OPTION AGREEMENTS

     The Option Agreements were entered into to compensate the recipients for the significant contributions that they had made on behalf of the Company prior to the date of each grant and to provide incentive for each Optionee to continue to make contributions to the Company in the future.

TERMS OF OPTION AGREEMENTS

     The principal provisions of the Option Agreements are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by reference to the full text of the standard form of Option Agreement, a copy of which is attached hereto as Exhibit C and is incorporated herein by reference.


     Each Option Agreement grants an option to purchase the specified number of shares of Common Stock at the exercise price (the "Options").


     The exercise of any of the Options granted under the Option Agreements is contingent upon the Company receiving advice from its counsel that any shares issuable upon exercise of the Options (i) have been listed on the principal exchange upon which the Company's securities are traded, and (ii) are registered or are exempt from registration under the applicable securities laws. Subject to the vesting provisions applicable to individual Option Agreements described in the footnotes to the chart above, and, in the case of certain Option Agreements as noted in the footnotes to the chart above, after receipt of stockholder approval, the Options may be exercised at any time until 10 years after the date of grant. The exercise price may be paid in cash, in shares of Common Stock held by the Optionee or through a so-called "cashless exercise", whereby the Optionee surrenders the number of Options that equals the number of shares that would otherwise have been delivered by the Optionee if the exercise price had been paid with previously issued shares of Common Stock.

     The Option Agreements provide that in the event of any stock split, stock dividend, spin-off, split-up, spin out, recapitalization or similar transaction, the Board shall make appropriate adjustments to the number and price of Options then outstanding. In the event of any merger, consolidation or share exchange with another corporation, whether or not the Company is the surviving corporation, or if substantially all of the assets or all of the shares of Common Stock are acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company (each a "Significant Transaction"), the Board of the Company or the board of directors of the corporation that assume the Company's obligations shall make appropriate provisions with respect to any outstanding options by substitution on an equitable basis of appropriate capital stock of the Company of the surviving or successor corporation, provided that the difference between the aggregate fair market value of the shares so substituted and the exercise price thereof is not greater that the difference between the aggregate fair market value of the Common Stock subject to such options prior to substitution and the exercise price thereof. Notwithstanding the foregoing, if a Significant Transaction occurs, the Board of the Company or the board of directors of the surviving or successor corporation may, upon written notice to the holder of any such option, require that such option be exercised within sixty (60) days of the date of such notice or such option will be terminated.

     The Option Agreements are not assignable or transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Only the Optionee may exercise an Option during such Optionee's lifetime. In the case of Options awarded to certain non-executive employees and to Mr. Wortman in April, 2000, if such Optionee's employment with the company is terminated for reasons other than death, only that portion of the Options that are vested prior to such termination may be exercised by such Optionee thereafter. If such Optionee dies during the term of his Option Agreement, his executor or personal representative may exercise only that portion of the Options that were vested as of the date of such Optionee's death. In the case of Options awarded to Mr. Bottorff, Options awarded will become fully vested upon a termination of Mr. Bottorff's employment by the Company "Without Cause", or by Mr. Bottorff for "Good Reason" or upon the occurrence of a "Change of Control." "Without Cause" means a termination of Mr. Bottorff's employment with the Company for any reason other than the death, disability or for "Cause," which means that Mr. Bottorff (i) has been convicted of a misdemeanor involving moral turpitude or any felony; (ii) has committed an act of fraud upon the Company or an act evidencing dishonesty toward the Company which has materially damaged or prejudiced the Company; (iii) has misappropriated funds, property or rights of the Company; (iv) has failed to comply in any material way with written policies or directives of the Board or Chief Executive Officer of the Company, which failure has a material adverse effect on the Company and has not been corrected by Mr. Bottorff within thirty
(30) days after written notice from the Board of any such act or omission; or
(v) has violated or breached Mr. Bottorff's nondisclosure and nonsolicitation obligations to the Company. "Good Reason" means the occurrence of any of the following circumstances without Mr. Bottorff's consent: (i) the Company has materially altered Mr. Bottorff's responsibilities, duties or position within the management hierarchy of the Company; (ii) the Company has reduced Mr. Bottorff's base salary in effect immediately prior to such reduction; (iii) the Company transfers Mr. Bottorff to a location that is more than thirty (30) miles from the city limits of Atlanta, Georgia or the city limits of such other city in which Mr. Bottorff maintains his principal place of business for the Company because he has previously consented in writing to a transfer to another location; or (iv) the Company fails to comply in any material respect with its obligations to Mr. Bottorff under any employment contract between Mr. Bottorff and the Company.

     The options are non-qualified stock options, which are not entitled to special tax treatment under Section 422 of the Internal Revenue Code. The tax treatment of the options subject to the Option Agreements is that described in Proposal 3 regarding non-qualified options generally.

REASONS FOR SEEKING STOCKHOLDER APPROVAL AND EFFECT OF SUCH APPROVAL

     As noted above, certain of the Option Agreements provide that the Options granted thereunder may not be exercised by the Optionee unless and until such Option Agreements are approved by the stockholders. Rules and regulations of the American Stock Exchange provide that stockholder approval is required if Options are granted pursuant to a plan or arrangement if such arrangements could result in the issuance of more than 5% of the outstanding Common Stock in any one year or if all arrangements adopted without stockholder approval in any five-year period authorize, in the aggregate, the issuance of more than 10% of the outstanding Common Stock. Because exercise of the Options awarded pursuant to the Option Agreements could result in issuance of more than 5% of the outstanding Common Stock in any one year or more than 10% of the outstanding Common Stock in any five-year period, the Board conditioned the exercise of certain of the Option Agreements on the prior approval of the Company's stockholders. Although the Board anticipates that future grants of stock options will be made pursuant to the Plan, which is the subject of Proposal 3 in this Proxy Statement, it is possible that circumstances may require that the Board award options outside the Plan to certain key individuals. Approval of all of the Option Agreements by the stockholders will give the Board flexibility in making such determinations with respect to future grants of stock options other than pursuant to the Plan.

     If approval of the stockholders is not received, those Optionees who have Option Agreements that do not require stockholder approval prior to exercise will be able to exercise those Options, assuming other conditions and requirements contained in those agreements are met. Optionees who have Option Agreements that require stockholder approval prior to exercise will not be able to exercise the Options subject to such agreements or to receive the shares of Common Stock underlying those Options until the stockholders approve such agreements. In the case of Options granted to Mr. Bottorff, if approval of the stockholders is not received and Mr. Bottorff seeks to exercise all or any part of the Options, the Company must pay to Mr. Bottorff an amount equal to the difference between the number of shares Mr. Bottorff sought to acquire multiplied by the closing price of a share of Common Stock on the date of such attempted exercise, on the one hand, and the option price per share multiplied by the number of shares Mr. Bottorff sought to acquire, on the other hand, plus, an amount sufficient for Mr. Bottorff to pay any federal, state and local income, payroll and employment taxes and any additional taxes owed with respect to such tax payments.

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock cast is required for the approval of the Option Agreements. Abstentions and broker non-votes will not be counted as shares voting on such matters and accordingly will have no effect on the approval of Proposal 4.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE OPTION AGREEMENTS.


                 PROPOSAL 5 -- APPROVAL OF THE GRANT OF CERTAIN
                     WARRANTS TO FOUR CORNERS CAPITAL, LLC


     In January 2000, the Company entered into a common stock purchase agreement (the "Four Corners Purchase Agreement") with Four Corners Capital, LLC, a Delaware limited liability company ("Four Corners"). Under the terms of the Four Corners Purchase Agreement, Four Corners purchased from the Company, for an aggregate purchase price of $1 million, (i) 165,070 shares of restricted Common Stock; (ii) warrants (the "Four Corners Fixed Warrants") to purchase up to 1,485,638 shares of Common Stock at an exercise price of $6.058 per share; (iii) warrants (the "Four Corners Variable Warrants") to purchase up to 1,114,228 shares of Common Stock at a per share exercise price equal to the lesser of (x) $9.772 ("Fixed Exercise Price") or (y) 90% of the volume weighted average price of the Common Stock for the 5 trading days prior to the date of the exercise of the warrants (the "VWAP"); and (iv) warrants (the "Five Year Warrants") to purchase up to 123,802 shares of Common Stock at a per share exercise price equal to the lesser of $9.772 or 90% of the VWAP. The Four Corners Fixed Warrants and the Four Corners Variable Warrants expire 18 months after the date of issuance. The Five Year Warrants expire 5 years after the date of issuance. The exercise of the Four Corners Fixed Warrants and the Four Corners Variable Warrants are limited to 660,976 shares and 495,732 shares, respectively, unless and until the exercise of such warrants is approved by the Company's stockholders. The Four Corners Fixed Warrants and the Four Corners Variable Warrants are collectively referred to herein as the "Four Corners Warrants." In addition, the Company and Four Corners entered into a registration rights agreement pursuant to which the Company provided certain registration rights to Four Corners with respect to the Common Stock and the shares underlying the warrants issued to them (including shares underlying warrants previously issued to Four Corners).

     Other provisions of the Four Corners Warrants provide that in the event of a recapitalization, reclassification, consolidation, merger or sale of substantially all of the assets of the Company (each a "Triggering Event"), a holder of the Four Corners Warrants is entitled to (a) receive upon exercise of such warrants the securities, cash and property (the "Event Consideration") to which such holder would have been entitled had such holder exercised the Four Corners Warrants immediately prior to the consummation of the Triggering Event or (b) sell such warrants concurrently with the consummation of the Triggering Event to the entity continuing after such consummation for a price equal to the difference between the value of the Event Consideration less the exercise price of such warrants. In addition, the Company shall not consummate a Triggering Event unless prior thereto, the party required to deliver Event Consideration assumes the obligations of the Company under the Four Corners Warrants.

     If the Company effects any stock splits, reverse stock splits or declares a stock dividend, appropriate adjustments must be made to the exercise price of the Four Corners Warrants. If the Company makes an in-kind distribution with respect to its Common Stock or makes a rights or similar offering to all of is holders of Common Stock, holders of the Four Corners Warrants shall also be entitled to participate in such distribution as if such holders had exercised such warrants prior to such distribution unless, not less than five days prior to the record date for such distribution, the Company notifies the holders of the Four Corners Warrants of the record date for such distribution, if the holders do not exercise the Four Corners Warrants prior to such record date, then such holders will not be entitled to receive such distribution.

     If the Company issues shares of Common Stock (or securities convertible into Common Stock) other than pursuant to the exercise of options or warrants issued prior to the date of the Four Corners Warrants or shares issued in connection with strategic corporate partnering arrangements, at a price per share that is less than the exercise price of the Four Corners Warrants then in effect, then the exercise price shall be proportionately adjusted to such lower offering price. If the Company purchases shares of Common Stock at a price greater than the trading price of the Common Stock, then the exercise price of the Four Corners Warrant shall be proportionately adjusted.

     The principal provisions of the Four Corners Warrants are summarized above. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of such warrants, copies of which are attached hereto as Exhibits D-1 and D-2 and are incorporated herein by reference.

REASONS FOR SEEKING STOCKHOLDER APPROVAL AND EFFECT OF SUCH APPROVAL


     In connection with the closing of the Purchase Agreement, the Company was required to have the Common Stock underlying the Four Corners Warrants, together with Common Stock underlying other warrants issued to another investor, approved for listing on the American Stock Exchange. Pursuant to certain rules and regulations of the American Stock Exchange, such listing was conditioned upon the Company receiving stockholder approval of the exercise of the portion of the Four Corners Warrants as described above. Approval of the exercise of the Four Corners Warrants will permit Four Corners to derive the full benefit of the Purchase Agreement. If approval of the stockholders is not received, Four Corners will not be able to exercise 824,662 of the Four Corners Fixed Warrants or 618,496 of the Four Corners Variable Warrants or to receive the shares of Common Stock underlying such warrants until the Stockholders approve such agreements. Four Corners will be able to exercise 660,976 of the Four Corners Fixed Warrants and 495,732 of the Four Corners Variable Warrants, which are not subject to such restrictions, assuming other conditions and requirements contained in those agreements are met. As a result, if the Four Corners Warrants are approved and Four Corners exercises all warrants and options presently held by Four Corners, Four Corners would own 4,713,842 shares of the Common Stock, representing approximately 12.5% of the outstanding shares of the Common Stock. If the Four Corners Warrants are not approved and Four Corners exercises all warrants and options held by Four Corners that are not subject to stockholder approval, Four Corners would own 3,270,684 shares of the Common Stock, representing approximately 9.0% of the outstanding shares of the Common Stock.


RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock cast is required for the approval of the exercise of the Four Corners Warrants. Abstentions and broker non-votes will not be counted as shares voting on such matters and accordingly will have no effect on the approval of Proposal 5.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE FOUR CORNERS WARRANTS.

      PROPOSAL 6 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board has selected Ernst & Young, LLP as the independent accountants of the Company for the fiscal year ending June 30, 2000. The Company has been advised by Ernst & Young, LLP that neither it nor any member of Ernst & Young, LLP has any financial interest, direct or indirect, in the Company or any of its subsidiaries. In addition to examining and reporting upon the Company's financial statements, Ernst & Young, LLP also reviews the Company's filings with the SEC and provides consultations on financial statement implications of matters under consideration by the Company.

     The Company has been advised that representatives of Ernst & Young, LLP will be present at the Meeting and will have the opportunity to make a statement at the meeting if they so desire. Such representatives will also be available to answer questions and provide information to the stockholders.

     Ernst & Young is replacing Jones and Kolb, who served as independent auditors of the Company for the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997. The Company's principal accountant's report on the financial statements for the years preceding the dismissal of Jones and Kolb did not contain an adverse opinion or disclaimer opinion, nor was it modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Audit Committee of the Board. There were no disagreements with the Jones and Kolb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company had no discussions with Ernst & Young, LLP as to specific accounting matters or type of opinion that might be rendered, other than those related to the normal engagement of certifying accountants. The Company does not expect that any representatives of Jones and Kolb will be available at the Meeting.

     The affirmative vote of the holders of a majority of the shares of Common Stock cast is required for the ratification of the appointment of Ernst & Young, LLP as independent accountants of the Company. Abstentions and broker non-votes will not be counted as shares voting on such matters and accordingly will have no effect on the approval of Proposal Five. If this Proposal 5 is not approved by the stockholders, the Audit Committee will reconsider the selection of Ernst & Young, LLP.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2000.

                                 OTHER MATTERS

     The Board does not know of any other matters that may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's Meeting of Stockholders for fiscal year ending June 30, 2000 must be received by the Company no later than August 15, 2000, in order to be included in the proxy statement and proxy relating to that annual meeting.

     Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares personally even though they have sent in their proxies.

                                          By Order of the Board,

                                          /s/ JUDY M. GORDON
                                          Judy M. Gordon
                                          Secretary


Atlanta, Georgia
June 19, 2000

                                   EXHIBIT A

     If the Proposed Amendment is approved by the stockholders, upon the filing of the Proposed Amendment with the Secretary of State of the State of Delaware, Article FOURTH of the Certificate of Incorporation would read in its entirety as follows:

          "FOURTH: (A) The aggregate number of shares of stock of all classes which the Corporation shall have authority to issue is 110,000,000 shares, of which 100,000,000 shares shall be common stock of the par value of $.04 per share (the "Common Stock") and 10,000,000 shares shall be preferred stock of the par value of $.01 per share (the "Preferred Stock").

          (B) The Board, or a duly authorized committee thereof, is authorized, subject to limitations prescribe by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each series shall include but not be limited to, determination of the following:

             (1) the number of shares constituting that series and the distinctive designation of that series;

             (2) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

             (3) whether that series shall have voting rights, in additions to the voting rights provided by law, and, if so, the terms of such voting rights;

             (4) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

             (5) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

             (6) whether that series shall have a sinking fund for the redemption or purchase of that series, and if so, the terms and amount of such sinking fund;

             (7) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

             (8) any other relative rights, preferences and limitations of that series.

     Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holder of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

                                   EXHIBIT B

                                 FLIGHTSERV.COM
                             2000 STOCK OPTION PLAN

                                   ARTICLE 1

                                NAME AND PURPOSE

     1.1 Name.  The name of this Plan is the "flightserv.com Stock Option Plan."

     1.2 Purpose. The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by providing equity ownership opportunities to better align the interests of officers, key employees and valued directors, consultants, independent contractors and other agents with those of the Company's stockholders. The Plan is also designed to enhance the profitability and value of the Company for the benefit of its stockholders by providing stock options to attract, retain and motivate officers, key employees and valued directors, consultants, independent contractors and other agents who make important contributions to the success of the Company.

                                   ARTICLE 2

                 DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

     2.1 General Definitions. The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

          (a) Affiliate. A Parent or Subsidiary or any other entity designated by the Committee in which the Company owns at least a 50% interest (including, but not limited to, partnerships and joint ventures).

          (b) Board.  The Board of Directors of the Company.

          (c) Code. The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated thereunder.

          (d) Company.  flightserv.com, a Delaware corporation.

          (e) Committee. The Board, or to the extent authorized by the Board, the Company's Compensation Committee or its successors.

          (f) Common Stock.  The common stock, $.04 par value, of the Company.

          (g) Consultant. Any person engaged by the Company or any Affiliate to provide consulting services to the Company or any Affiliate as an Independent Contractor and not as an Employee.

          (h) Directors.  A duly-elected member of the Board.

          (i) Effective Date. The date that the Plan is approved by the stockholders of the Company, which must occur within 12 months after adoption by the Board. Any grants of Options prior to the approval by the stockholders of the Company shall be void if such approval is not obtained.

          (j) Employee.  Any individual employed by the Employer.

          (k) Employer.  The Company and all Affiliates.

          (l) Exchange Act.  The Securities Exchange Act of 1934, as amended.

          (m) Fair Market Value. For so long as the Common Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market systems security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for the Common Stock in the automated quotation system ("NASDAQ") operated by the NASD ("publicly traded"), "Fair Market Value" shall mean the closing price of the Common Stock as of the day in question or, if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading day, as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by the Board. If the Common Stock is not publicly traded, "Fair Market Value" means with respect to shares of Common Stock, the amount that a willing buyer would pay for such shares to a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of all relevant factors, as such amount is determined by the Board in good faith using any reasonable valuation method as of the date of any grant of an ISO (or on any other relevant valuation date specified herein).

          (n) Fiscal Year. The taxable year of the Company, which ends June 30 of each year.

          (o) Independent Contractor. A Person engaged to provide services to the Company or any Affiliate on an independent basis and not as an Employee.

          (p) ISO. An Incentive Stock Option as defined in Section 422 of the Code.

          (q) NQSO. A Non-Qualified Stock Option, which is an Option that does not meet the statutory requirements of an ISO.

          (r) Option.  An option to purchase Shares granted under the Plan.

          (s) Option Agreement. The document which evidences the grant of an Option under the Plan and which sets forth the terms, conditions and provisions of, and restrictions relating to, such Option.

          (t) Parent. Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option, each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (u) Participant. An Employee, Director, Consultant, Independent Contractor or other agent who is granted an Option under the Plan.

          (v) Person. An individual, corporation, partnership, limited liability company, joint venture, association, syndicate, trust, unincorporated organization or other entity.

          (w) Plan. The flightserv.com 2000 Stock Compensation Plan and all amendments and supplements to it.

          (x) Shares. A share of Common Stock reserved for issuance upon the exercise of options.

          (y) Subsidiary. Any corporation (other than the Company), in an unbroken chain of corporations, beginning with the Company, if, at the time of grant of an Option, each of such corporation, other than the last such corporation in the unbroken chain, owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.2 Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan and any Option Agreement may be defined in other portions of the Plan or in such Option Agreement.

     2.3 Conflicts in Plan. In the case of any conflict in the terms of the Plan, or between the Plan and an Option Agreement, relating to an Option, the provisions in the article of the Plan which specifically grant such Option shall control those in a different article or in such Option Agreement.

                                   ARTICLE 3

                                  COMMON STOCK

     3.1 Numbers of Shares. The number of Shares for which Options may be granted under the Plan shall be 10,000,000. Such Shares may be authorized but unissued Shares, reacquired Shares, or any combination thereof.

     3.2 Reusage. If an Option expires or is terminated, surrendered or canceled without having been fully exercised, the unused Shares covered by any such Option shall again be available for grant under the Plan to any Participant.

     3.3 Adjustments. If there is any change in the Common Stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out or recapitalization, or any other similar transactions, the number of Shares under the Plan or subject to or granted pursuant to an Option and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

     3.4 Reorganization. If the Company is merged, consolidated or effects a share exchange with another corporation (whether or not the Company is the surviving corporation), or if substantially all of the assets or all of the shares of Common Stock are acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder, shall make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate capital stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the Shares, provided only that the excess of the aggregate Fair Market Value of the Shares subject to the Options immediately after such substitution over the exercise price thereof is not more than the excess of the aggregate Fair Market Value of the Shares subject to the Options immediately before such substitution over the exercise price thereof. Notwithstanding the preceding sentence, if the Company is merged, consolidated or effects a share exchange with another corporation or if substantially all of the assets or all of the shares of Common Stock of the Company are acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder may, upon written notice to the holder of any outstanding Option, provide that such Option must be exercised within sixty (60) days of the date of such notice or it will be terminated.

                                   ARTICLE 4

                                  ELIGIBILITY

     4.1 Determined By Committee. The Participants and the Options they receive under the Plan shall be determined by the Committee in its sole discretion. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Company.

                                   ARTICLE 5

                                 ADMINISTRATION

     5.1 Committee. The Plan shall be administered by the Company's Board or, to the extent authorized by the Board, the Company's Compensation Committee which shall consist of two or more members of the Board.

     5.2 Authority. Subject to the terms of the Plan, the Committee shall have sole discretionary authority to:

          (a) determine the individuals to whom Options are granted, the type and amounts of Options to be granted and the date of issuance and duration of all such grants;

          (b) determine the terms conditions and provisions of, and restrictions relating to, each Option granted;

          (c) interpret and construe the Plan and all Option Agreements;

          (d) prescribe, amend and rescind rules and regulations relating to the Plan;

          (e) determine the content and form of all Option Agreements;

          (f) determine all questions relating to Options under the Plan;

          (g) maintain accounts, records and ledgers relating to Options;

          (h) maintain records concerning the Committee's decisions and proceedings;

          (i) employ agents, attorneys, accountants or other Persons for such purposes as the Committee considers necessary or desirable under the Plan; and

          (j) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan.

     5.3 Delegation. The Committee may delegate all or any part of its authority under the Plan to any Employee or committee of Employees.

     5.4 Decisions of Committee and its Delegates. All decisions made by the Committee, or (unless the Committee has specified an appeal process to the contrary) any other Person to whom the Committee has delegated authority, pursuant to the provisions hereof shall be final and binding on all Persons.

     5.5 Indemnification of the Board and the Committee. In addition to such other rights of indemnification as they may have as Directors, the Directors and members of the Committee shall be indemnified by the Company as and to the fullest extent permitted by law, including, without limitation, indemnification against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan, or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Director or Committee member is liable for gross negligence, bad faith or affirmative misconduct in his duties.

                                   ARTICLE 6

                               AMENDMENT OF PLAN

     6.1 Power of Committee. The Committee shall have the sole right and power to amend the Plan at any time and from time to time, provided, however, that the Committee may not amend the Plan without approval of the stockholders of the Company if such stockholder approval is required under Section 422 of the Code or if directed by the Board.

                                   ARTICLE 7

                          TERM AND TERMINATION OF PLAN

     7.1 Term. The Plan shall be effective as of the Effective Date. No Option shall be granted pursuant to the Plan on or after the tenth (10th) anniversary date of the adoption of the Plan by the Board, but Options granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the Option Agreement(s) covering such Options.

     7.2 Termination. Subject to Article 8 hereof, the Plan may be terminated at any time by the Committee.

                                   ARTICLE 8

                     MODIFICATION OR TERMINATION OF OPTIONS

     8.1 General. Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's rights to or under any Option granted prior to such amendment or termination.

     8.2 Committee's Right. Except as may be provided in an Option Agreement, any Option granted may be converted, modified, forfeited or canceled, prospectively or retroactively in whole or in part, by the Committee in its sole discretion; provided, however, that, subject to Section 8.3, no such action may impair the rights of any Participant without his or her consent. Except as may be provided in an Option Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or may accelerate the vesting of, any Option.

     8.3 Termination of Options under Certain Conditions. The Committee, in its sole discretion, may cancel any unexpired or deferred Options at any time if the Participant is not in compliance with all applicable provisions of this Plan or with any Option Agreement or if the Participant, whether or not he or she is then an Employee, Director, Consultant, Independent Contractor or other agent, acts in a manner contrary to the best interests of the Company or any Affiliate.

                                   ARTICLE 9

                         OPTION AGREEMENTS; LIMITATIONS

     9.1 Grant Evidenced by Option Agreement. The grant of any Option under the Plan shall be evidenced by an Option Agreement which shall describe the Option granted and the terms and conditions thereof. The granting of any Option shall be subject to, and conditioned upon, the recipient's execution of an Option Agreement with respect thereto. All capitalized terms used in both the Option Agreement and the Plan shall have the same meaning as in the Plan, and the Option Agreement shall be subject to all of the terms of the Plan.

     9.2 Provisions of Option Agreement. Each Option Agreement shall contain such provisions as the Committee shall determine in its sole discretion to be necessary, desirable and appropriate for the Option granted, which may include, without limitation, the following: description of the type of Option; the Option's duration; its transferability; exercise price, exercise period and the Person or Persons who may exercise; the manner in which any withholding tax obligation of the Company or any Affiliate arising as the result of such exercise will be satisfied; the effect upon such Option of the Participant's death, disability, change of duties or termination of employment; the Option's conditions; subject to the provisions of Article 10, when, if, and how any Option may be forfeited, converted into another Option, modified, exchanged for another Option, or replaced; and the restrictions on any Shares purchased under the Plan.

     9.3 Limitations on Right to Exercise ISO's. No ISO may be exercised after the expiration of three (3) months after the earlier of the date the employment of an Employee terminates with the Company or the date an Employee is given written notice of his or her discharge from such employment. The expiration period described in the preceding sentence shall be waived in the event such termination occurs because of death or because of disability within the meaning of Code Section 22(e)(3) ("Disability"); provided, however, that no ISO may be exercised after the expiration of one (1) year after the earlier of the date the employment of the Employee terminates with the Company or the date the Employee is given written notice of his or her discharge from such employment because of Disability. Absence or leave approved by the Company, to the extent permitted by the applicable provisions of the Code, shall not be considered an interruption of employment for any purpose under this Plan.

     9.4 Limitations on Transfer of ISO. No ISO shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Employee to whom such ISO was granted, no ISO may be exercised or other rights or benefits claimed under the Plan by any Person other than such Employee

(other than the Employee's guardian or legal representative). After the death of such original grantee, the "holder" of the ISO shall be deemed to be the Person to whom the original grantee's rights shall pass under the original grantee's will or under the laws of descent and distribution. Notwithstanding the foregoing, no transfer of an ISO by will or the laws of descent or distribution will be binding on the Company unless the Board is furnished with sufficient proof establishing the validity of such transfer.

     9.5 Additional Limitations on Issuance of Shares. The transfer or issuance of Shares upon the exercise of any Option granted under the Plan will be contingent upon the advice of counsel to the Company that the Shares to be issued pursuant thereto have been duly registered or are exempt from registration under the applicable securities laws.

                                   ARTICLE 10

                      SURRENDER AND REISSUANCE OF OPTIONS

     10.1 Cancellation and Reissuance of Options. With the prior written consent of any affected grantee of Options hereunder, the Committee may grant to one or more such grantees, in exchange for their surrender and the cancellation of such Options, new Options which may have different exercise prices than the exercise prices provided in the Options so surrendered and canceled and containing such other terms and conditions consistent with the Plan as the Committee may deem appropriate.

                                   ARTICLE 11

                                TERMS OF OPTIONS

     11.1 Types of Options. It is intended that both ISOs and NQSOs may be granted by the Committee under the Plan.

     11.2 Option Price. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Common Stock at the time the Option is granted (or, in the case of a ten-percent-or-greater stockholder under Section 422(b)(6) of the Code, 110 percent of Fair Market Value).

     11.3 Other Requirements for ISOs. The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code or any successor statute in effect from time to time, including, without limitation the requirement that the grantee be an Employee.

     11.4 NQSOs. The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be established by the Committee, in its sole discretion, at the time of granting such NQSO.

     11.5 Determination by Committee.  Except as otherwise provided in Sections
11.2 through Section 11.4, the terms of all Options shall be determined by the Committee.

                                   ARTICLE 12

                  PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

     12.1 Payment. Upon the exercise of an Option, the amount due the Company is to be paid:

          (a) in cash;

          (b) by the surrender of all or part of an Option (including the Option being exercised);

          (c) by the tender to the Company of shares of Common Stock owned by the Participant and registered in his or her name having a Fair Market Value equal to the amount due to the Company;

          (d) in other property, rights and credits, deemed acceptable by the Committee, including the Participant's promissory note; or

          (e) by any combination of the payment methods specified in (a) through
     (d) above.

     Notwithstanding the foregoing, any method of payment other than in cash may be used only with the consent of the Committee or if and to the extent so provided in an Option Agreement. The proceeds of the sale of Shares purchased pursuant to an Option shall be added to the general funds of the Company or to the reacquired Shares held by the Company, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

     12.2 Withholding. The Company may, at the time any Option is exercised, withhold from such exercise of an Option, any amount necessary to satisfy federal, state and local withholding requirements with respect to such exercise of such Option. Such withholding may be satisfied, at the Company's option, either by cash or the Company's withholding of Shares.

                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

     13.1 Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. No provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

     13.2 Underscored References. The underscored references contained in the Plan and in any Option Agreement are included only for convenience, and they shall not be construed as a part of the Plan or Option Agreement or in any respect affecting or modifying its provisions.

     13.3 Number and Gender. The masculine, feminine and neuter, wherever used in the Plan or in any Option Agreement, shall refer to either the masculine, feminine or neuter; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     13.4 Governing Law. The place of administration of the Plan and each Option Agreement shall be in the State of Georgia, and this Plan and each Option Agreement shall be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles relating to conflicts of laws, including, without limitation, issues related to the validity and issuance of the Shares.

     13.5 Purchase for Investment. The Committee may require each Person purchasing the Shares pursuant to an Option to represent to and agree with the Company in writing that such Person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect the restrictions on transfer set forth in this Plan. All certificates for the Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

     13.6 No Employment or Service Contract. Neither the adoption of the Plan nor any Option granted hereunder shall confer upon any Employee, Director, Consultant, Independent Contractor or other agent any right to continued employment with or services to the Company or any Affiliate, nor shall the Plan or any Option interfere in any way with the right of the Company or any Affiliate to terminate the employment or services of any of its Employees, Directors, Consultants, Independent Contractors or other agents at any time.

     13.7 No Effect on Other Benefits. The receipt of Options under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Company or any Affiliate under another plan or otherwise, or preclude a Participant from receiving any such benefits.

     13.8 Registration of Shares. The Committee, in its discretion, may postpone the issuance and/or delivery of the Shares issuable upon any exercise of an Option until completion of any registration, or other qualification or exemption of such Shares under applicable state and/or federal laws, rules or regulations as the Committee considers appropriate, and may require any grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations.

     13.9 Rights as a Stockholder. Any recipient of an Option shall have no rights as a stockholder with respect to any Shares related thereto until the issuance of a stock certificate for such Shares following the exercise of such Option. Except as otherwise provided for in Sections 3.3 and 3.4 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     13.10 Plan Financing. The Company may extend and maintain, or arrange for the extension and maintenance of, financing to any grantee (including a grantee who is a Director) to purchase Shares pursuant to exercise of an Option granted hereunder on such terms as may be approved by the Committee in its sole discretion. In considering the terms for extension or maintenance of credit by the Company, the Committee shall, among other factors, consider the cost to the Company of any financing extended by the Company.

     13.11 ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Code Section 401(a) are not applicable to the Plan.

                                   EXHIBIT C

                            FORM OF DIRECTOR/OFFICER
                      NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made as of
the      day of                , by and between FLIGHTSERV.COM, a Delaware
corporation (the "Company"), and                , an individual resident of the
State of                ("Optionee").

                                  WITNESSETH:

     WHEREAS, in connection with Optionee agreeing to serve as a Director of the Company, the Company desires to grant non-qualified stock options to Optionee; and

     WHEREAS, the Optionee has agreed to serve as a Director of the Company.

     NOW, THEREFORE, in consideration of their mutual undertakings, it is agreed by and between parties hereto as follows:

     1. The Company hereby grants to Optionee as of the date hereof stock
options to purchase                shares of the common stock, $.04 par value,
of the Company (the "Common Stock") at a price of $          per Option Share.
The option expires at 11:59 p.m., Atlanta time, on                , 20     (the
"Expiration Date"). "Option Share(s)" shall mean the share(s) of Common Stock which shall be purchased or shall be available for purchase upon exercise of the stock option granted hereby and any security which shall be issued in lieu of or in addition to any other Option Share by reason of any recapitalization, special dividend transaction or other such event as provided in Section 5 below. "Closing Price" means the closing price per share of the Common Stock on the American Stock Exchange.

     2. Except as otherwise provided below, the option granted hereby may be exercised at any time, or from time to time, in whole or in part, until the Expiration Date. The exercise of all or any portion of the stock option granted hereby will be contingent upon receipt by the Company of the advice of counsel to the Company that such Option Shares have been duly listed on the principal exchange on which the Company's securities are traded, and duly registered or are exempt from registration under the applicable securities laws and, in the absence of registration of the Option Shares and to the extent required by such counsel, the receipt from the Optionee of a representation that the Optionee intends at the time of such exercise to acquire the Option Shares for investment only and not for distribution or resale.

     3. The Optionee may exercise all or any part of the stock option (in whole Option Shares) by delivering written notice to the Company of the number of Option Shares to be purchased together with cash or check, in payment of the full purchase price of the Option Shares to be acquired. Notice shall be sent to the Company at Proactive Technologies, Inc., 3343 Peachtree Road, N.E., Suite 530, Atlanta, Georgia 30326. The stock option shall be deemed to have been exercised on the date the Company receives the written notice and the required cash or check in full payment for the purchased Option Shares, or shares of Common Stock if the payment is to be made in such manner. A form of notice which will be deemed satisfactory by the Company is attached to this Agreement as Exhibit A. Upon any exercise of the stock option the Company shall cause to be delivered to the Optionee a certificate or certificates registered in the name or the Optionee for the number of Option Shares purchased. The Optionee shall not have any of the rights of a Stockholder with respect to the Option Shares except to the extent that the Optionee duly exercises the stock option granted hereby with respect to such Option Shares. As a condition of exercise of this option, the Company may, in its sole discretion, withhold or require the Optionee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of this option.

     4. Notwithstanding the foregoing provisions requiring payment by cash or check, if stock of the class then subject to this option is then "publicly traded" (as hereafter defined), then payment of the purchase price or any portion thereof may also be made in whole or in part with shares of the same class of stock as that then subject to this option, surrendered in lieu of the payment of cash concurrently with such exercise, the shares so surrendered to be valued on the basis of the Fair Market Value of the stock (as hereinafter provided) on the date of exercise, in which event the stock certificates evidencing the shares so to be used shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company; provided, however, that such payment in stock instead of cash shall not be effected and shall be rejected by the Company if (a) the Company is then prohibited from purchasing or acquiring shares of the class of its stock thus tendered to it or (b) the right or power of the person exercising the option to deliver such shares in payment of the purchase price is subject to the prior interest of any person (other than the Company) as indicated by legends upon the certificate(s) or known to the Company. If the Company rejects the payment in stock, the tendered notice of exercise shall not be effected hereunder unless promptly after being notified of such rejection the person exercising the option pays the purchase price in acceptable form. If and while payment with stock is permitted in accordance with the foregoing provision, then the person then entitled to exercise this option may, in lieu of using previously outstanding stock therefor, use a portion of the shares as to which this option is then being exercised, in which case the notice of exercise need not be accompanied by any stock certificates but shall include a statement directing the Company to retain so many shares that would otherwise have been delivered by the Company upon that exercise of this option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously issued stock. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of any exercise of this option with previously issued stock or by retention of a portion of Option Shares under this section, then the stock surrendered or retained shall include an additional number of shares whose Fair Market Value equals the amount thus required to be withheld. For purposes hereof, "publicly traded" shall mean that a class of the capital stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market systems security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the NASD. Further, "Fair Market Value" shall mean the closing price of such stock as of the day in question or, if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading day, as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by the Board of Directors of the Company.

     5. In the event of changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, subdivisions or combinations of shares, the number of Option Shares shall be correspondingly and fairly adjusted by the Board of Directors of the Company, the decision of which shall be final and conclusive. A corresponding adjustment shall be made without change in the total exercise price applicable to the unexercised portion of the Option Shares with a corresponding adjustment in the exercise price per share.

     6. If the Company is merged, consolidated or effects a share exchange with another corporation (whether or not the Company is the surviving corporation), or if substantially all of the assets or all of the Common Stock is acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall make appropriate provision for the protection of the option granted hereby by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock, provided only that the excess of the aggregate fair market value of the Option Shares immediately after such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the Option Shares immediately before such substitution over the exercise price thereof. Notwithstanding the preceding sentence, if the Company is merged, consolidated or effects a share exchange with another corporation or if substantially all of the assets or all of the Common Stock is acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, then the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company hereunder may, on or before the thirtieth (30th) day following such event and upon written notice to the Optionee, provide that the option granted hereby must be exercised within sixty (60) days of the date of such notice or it will be terminated.

     7. This Agreement shall not be assignable or transferable by Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and the stock option hereby granted shall not be exercised by any person other than Optionee during Optionee's lifetime. After the death of Optionee, the person to whom Optionee's rights hereunder pass under Optionee's will or under the laws of descent and distribution shall be deemed the holder of the stock option granted hereby.

     8. To the extent not superseded by federal law, the laws of Delaware shall control in all matters relating to this Agreement.

     9. Optionee understands that the Option Shares are not registered under the Securities Act of 1933 (the "1933 Act") or any state securities act and will be issued to Optionee pursuant to exemptions from registration thereunder. Optionee also understands that applicable securities laws may restrict the right of Optionee to exercise the stock option or to dispose of any shares which Optionee may acquire upon any such exercise and may govern the manner in which such shares must be sold. Optionee shall not offer, sell or otherwise dispose of any of the Option Shares acquired by reason of the exercise of the stock option in any manner which would violate the 1933 Act or any other state or federal law or cause the Company to have to make any filing or take any action to avoid such a violation.

     10. Optionee hereby represents that all Option Shares purchased by him pursuant to his exercise of all or any portion of the stock option will be acquired only for investment and not with a view to distribution or resale.

     11. All pronouns, defined nouns and any variations thereof in this Agreement shall be deemed to refer to the masculine, feminine or neuter gender and to either singular or plural, whenever the context of this Agreement so requires.

     IN WITNESS WHEREOF, Optionee has executed and delivered this Agreement and the Company has caused this Agreement to be executed and delivered on its behalf by its duly authorized representative, as of the day and year above written.

                                          flightserv.com

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                          OPTIONEE

                                          --------------------------------------

               EXHIBIT A TO NON-QUALIFIED STOCK OPTION AGREEMENT


To: Flightserv.com
    3343 Peachtree Road, N.E.
    Suite 530
    Atlanta, Georgia 30326

     Pursuant to the Non-Qualified Stock Option Agreement (herein called the
"Agreement"), dated as of                , by and between flightserv.com (the
"Company") and me, I hereby give notice that I elect to exercise the stock
option granted under the Agreement with respect to        shares of the common
stock of the Company as of the date on which this notice is delivered to the Company, and accordingly I hereby agree to purchase such shares at the price and on the terms established under the Agreement. Full payment for such shares is enclosed. Such payment consists of:

               .................................  Cash
               .................................  Check
               .................................  shares of the Company's common stock, of which are previously owned.

     I hereby represent and warrant that I am purchasing such shares for investment purposes only and not with a view to distribution or resale.

     I hereby agree that the stock option granted under the Agreement shall be deemed to have been exercised to the extent specified in this notice on the exercise date below my signature, and I hereby warrant that on such date this notice was delivered to the Company.

                                          Sincerely,

                                          --------------------------------------
                                                       (Sign Name)

                                          --------------------------------------
                                                       (Print Name)

Date:
---------------------------------------

                                  EXHIBIT D-1

                                    WARRANT

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR FLIGHTSERV.COM SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                              WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                                       OF
                                 FLIGHTSERV.COM
                             EXPIRES JULY 18, 2001
No.: W-                                              Number of Shares: 1,485,638
Date of Issuance: January 18, 2000

     FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, flightserv.com, a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that Four Corners Capital, LLC or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to 1,485,228 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.

     1. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 p.m., eastern time, on July 18, 2001 (such period being the "Term").

     2. Method of Exercise Payment: Issuance of New Warrant: Transfer and Exchange.

          (1) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term; provided, however, that the approval of the stockholders of the Company shall be required for the exercise of this Warrant for more than 660,976 shares of Common Stock.

          (2) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election by certified or official bank check or wire transfer of immediately available funds.

          (3) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised

     (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

          (4) Transferability of Warrant. Subject to Section 2(e), this Warrant may be transferred by a Purchaser without the consent of the Company. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

          (5) Compliance with Securities Laws.

             (1) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

             (2) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR FLIGHTSERV.COM SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

             (3) The restrictions imposed by this subsection (e) upon the transfer of this Warrant and the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under state securities laws is not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

          (6) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

     3. Stock Fully Paid: Reservation and Listing of Shares: Covenants.

          (1) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (2) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

          (3) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

          (4) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

          (5) Rights and Obligations under the Registration Rights
     Agreement. The shares of Warrant Stock are entitled to the benefits and subject to the terms of the Registration Rights Agreement dated as of even date herewith between the Issuer and the Holders listed on the signature pages thereof (as amended from time to time, the "Registration Rights Agreement"). The Issuer shall keep or cause to be kept a copy of the Registration Rights Agreement, and any amendments thereto, at its chief executive office and shall furnish, without charge, copies thereof to the Holder upon request.

     4. Adjustment of Warrant Price and Warrant Share Number. The number and kind of Securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (1) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

             (1) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, or is redeemed in connection with such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments and increases (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in Section 4 hereof or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) concurrently with the Triggering Event to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

             (2) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

             (3) If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this subsection (a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 11 hereof.

          (2) Subdivision or Combination of Shares. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any shares of Common Stock, (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination.

          (3) Certain Dividends and Distributions. If the Issuer, at any time while this Warrant is outstanding, shall:

             (1) Stock Dividends. Pay a dividend in, or make any other distribution to its stockholders (without consideration therefor) of, shares of Common Stock, the Warrant Price shall be adjusted, as at the date the Issuer shall take a record of the Holders of the Issuer's Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); or

             (2) Other Dividends. Pay a dividend on, or make any distribution of its assets upon or with respect to (including, but not limited to, a distribution of its property as a dividend in liquidation or partial liquidation or by way of return of capital), the Common Stock (other than as described in clause (i) of this subsection (c)), or in the event that the Company shall offer options or rights to subscribe for shares of Common Stock, or issue any Common Stock Equivalents, to all of its holders of Common Stock, then on the record date for such payment, distribution or offer or, in the absence of a record date, on the date of such payment, distribution or offer, the Holder shall receive what the Holder would have received had it exercised this Warrant in full immediately prior to the record date of such payment, distribution or offer or, in the absence of a record date, immediately prior to the date of such payment, distribution or offer. Notwithstanding the foregoing set forth in clause (ii) of this subsection (c) to the contrary, if the Company gives the Holder at least five Business Days prior written notice of the record date for such non-cash dividend, then the Warrant Price shall not be adjusted and the Holder shall have the option to exercise this Warrant prior to the record date, and if the Holder does not exercise this Warrant prior to such record date, then the Holder shall not be entitled to receive such payment, distribution or offer.

          (4) Issuance of Additional Shares of Common Stock. If the Issuer, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price (rounded to the nearest cent) determined by multiplying the Warrant Price then in effect by a fraction:

             (1) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

             (2) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

     The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (x) any adjustment shall have been made pursuant to subsection (e) of this Section 4 or (Y) no adjustment was required pursuant to subsection (e) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, if any, which together with any adjustments so carried forward shall amount to $.01 per share or more, provided that upon any adjustment of the Warrant Price as a result of any dividend or distribution payable in Common Stock or Convertible Securities or the reclassification, subdivision or combination of Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be adjusted (to the nearest one-half cent) in proportion to the adjustment in the Warrant Price.

          (5) Issuance of Common Stock Equivalents. If the Issuer, at any time while this Warrant is outstanding, shall issue any Common Stock Equivalent and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Warrant Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection
     (d) of this Section 4 on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Issuer shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Issuer for the issuance of such Additional Shares of Common Stock pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

          (6) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value then in effect, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (f), the date as of which the Per Share Market Value shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (f), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date.

          (7) Other Provisions Applicable to Adjustments Under this Section
     4. The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in Section 4:

             (1) Computation of Consideration. The consideration received by the Issuer shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Issuer therefor, or if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Issuer for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the, time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration payable to the Issuer upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Capital Stock of the Issuer other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of said notice, the Majority Holders shall notify the Board in writing of their objection to such determination, a determination of the fair market value of such consideration shall be made by an Independent Appraiser selected by the Majority Holders with the approval of the Board (which approval shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer.

             (2) Readjustment of Warrant Price. Upon the expiration or termination of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged in its entirety, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the

        Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 4 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Issuer (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Issuer.

             (3) Outstanding Common Stock. The number of shares of Common Stock at any time outstanding shall (A) not include any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries, and (B) be deemed to include all shares of Common Stock then issuable upon conversion, exercise or exchange of any then outstanding Common Stock Equivalents or any other evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for shares of Common Stock or Other Common Stock.

          (8) Other Action Affecting Common Stock. In case after the Original Issue Date the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections (a) through (g) of this Section 4, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this
     Section 4, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

          (9) Adjustment of Warrant Share Number. Upon each adjustment in the Warrant Price pursuant to any of the foregoing provisions of this Section 4, the Warrant Share Number shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying the Warrant Share Number immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately before giving effect to such adjustment and the denominator of which shall be the Warrant Price immediately after giving effect to such adjustment. If the Issuer shall be in default under any provision contained in Section 3 of this Warrant so that shares issued at the Warrant Price adjusted in accordance with this Section 4 would not be validly issued, the adjustment of the Warrant Share Number provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Issuer by reason of its default under Section 3 of this Warrant.

          (10) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

     5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this

Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

     6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

     7. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

          "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except the Warrant Stock, Common Stock reserved for issuance upon exercise of existing stock options issued under any employee incentive stock option, any qualified stock option plan and/or stock purchase plan adopted by the Issuer, Common Stock issued in conjunction with strategic corporate partnering transactions and Common Stock issued upon exercise of options and warrants authorized by the Board prior to the Closing Date.

          "Board" shall mean the Board of Directors of the Issuer.

          "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

          "Closing Date" means the date of execution of the Purchase Agreement.

          "Common Stock" means the Common Stock, $.04 par value, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

          "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

          "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

          "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

          "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

          "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

          "Issuer" means flightserv.com, a Delaware corporation, and its successors.

          "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

          "Original Issue Date" means January 18, 2000.

          "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

          "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

          "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

          "Per Share Market Value" means on any particular date (a) the last sales price per share of the Common Stock on such date on the American Stock Exchange or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the American Stock Exchange or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
     (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The Issuer shall pay all costs and expenses of each Independent Appraiser. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

          "Purchase Agreement" means the Common Stock Purchase Agreement dated as of January 18, 2000 between the Issuer and Four Corners Capital, LLC, a Delaware limited liability company.

          "Registration Rights Agreement" has the meaning specified in Section 3(e) hereof.

          "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

          "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

          "Trading Day" means (a) a day on which the Common Stock is traded on the American Stock Exchange as reported by Bloomberg L.P., or (b) if the Common Stock is not listed on the American Stock Exchange, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the

     Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          "Term" has the meaning specified in Section 1 hereof.

          "Voting Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

          "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

          "Warrant Price" means $6.058, as such price may be adjusted from time to time as shall result from the adjustments specified in Section 4 hereof.

          "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

          "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

     8. Other Notices.  In case at any time:

          (1) the Issuer shall make any distributions to the holders of Common Stock; or

          (2) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or Convertible Securities or other rights; or

          (3) there shall be any reclassification of the Capital Stock of the Issuer; or

          (4) there shall be any capital reorganization by the Issuer; or

          (5) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

          (6) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty days prior to the action in question and not less than twenty days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

     9. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 9 without the consent of the Holder of this Warrant.

     10. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     11. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., pacific standard time, on any date and earlier than 11:59 p.m., eastern standard time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                       flightserv.com
                       3343 Peachtree Road, N.E.
                       Suite 530
                       Atlanta, Georgia 30326
                       Attn: C. Beverly Lance
                       Telephone Number: (404) 869-2599
                       Fax: (404) 240-4101

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Issuer shall be sent to Rogers & Hardin LLP, 2700 International Tower, Peachtree Center, 229 Peachtree Street, N.E., Atlanta, Georgia 30303, Attn: Edward J. Hardin, Facsimile no.: (404) 525-2224. Copies of notices to the Holder shall be sent to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: Gary I. Horowitz, Esq., Facsimile no.: (212) 455-2502.

     12. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     13. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     14. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     15. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     16. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                                          FLIGHTSERV.COM

                                          By:        /s/ C.B. LANCE
                                            ------------------------------------
                                            Name: C. B. Lance
                                            Title: President

                                 Exercise Form


[NAME OF ISSUER]

     The undersigned                , pursuant to the provisions of the within
Warrant, hereby elects to purchase                shares of Common Stock of
               covered by the within Warrant.

Dated:                                         Signature
                                               Address

                                   ASSIGNMENT

     FOR VALUE RECEIVED,                hereby sells, assigns and transfers unto
               the within Warrant and all rights evidenced thereby and does
irrevocably constitute and appoint                , attorney, to transfer the
said Warrant on the books of the within named corporation.

Dated:                                         Signature
                                               Address

                               PARTIAL ASSIGNMENT

     FOR VALUE RECEIVED,                hereby sells, assigns and transfers unto
               the right to purchase                shares of Warrant Stock
evidenced by the within Warrant together with all rights therein, and does
irrevocably constitute and appoint                , attorney, to transfer that
part of the said Warrant on the books of the within named corporation.

Dated:                                         Signature
                                               Address

                          FOR USE BY THE ISSUER ONLY:

     This Warrant No. W-          cancelled (or transferred or exchanged) this
     day of        ,           , shares of Common Stock issued therefor in the
name of                , Warrant No. W-          issued for
shares of Common Stock in the name of                .

                                  EXHIBIT D-2

                                    WARRANT

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR FLIGHTSERV.COM SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                              WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                                 FLIGHTSERV.COM

                             EXPIRES JULY 18, 2001
No.: W-                                              Number of Shares: 1,114,228
Date of Issuance: January 18, 2000

     FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, Flightserv.com, a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that Four Corners Capital, LLC or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to 1,114,228 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.

     17. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 p.m., eastern time, on July 18, 2001 (such period being the "Term").

     18. Method of Exercise Payment: Issuance of New Warrant: Transfer and Exchange.

          (1) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term; provided, however, that the approval of the stockholders of the Company shall be required for the exercise of this Warrant for more than 495,732 shares of Common Stock.

          (2) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election by certified or official bank check or wire transfer of immediately available funds.

          (3) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

          (4) Transferability of Warrant. Subject to Section 2(e), this Warrant may be transferred by a Purchaser without the consent of the Company. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

          (5) Compliance with Securities Laws.

             (1) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

             (2) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR FLIGHTSERV.COM SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

             (3) The restrictions imposed by this subsection (e) upon the transfer of this Warrant and the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under state securities laws is not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

          (6) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

     19. Stock Fully Paid: Reservation and Listing of Shares: Covenants.

          (1) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (2) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

          (3) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

          (4) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

          (5) Rights and Obligations under the Registration Rights
     Agreement. The shares of Warrant Stock are entitled to the benefits and subject to the terms of the Registration Rights Agreement dated as of even date herewith between the Issuer and the Holders listed on the signature pages thereof (as amended from time to time, the "Registration Rights Agreement"). The Issuer shall keep or cause to be kept a copy of the Registration Rights Agreement, and any amendments thereto, at its chief executive office and shall furnish, without charge, copies thereof to the Holder upon request.

     20. Adjustment of Warrant Price and Warrant Share Number. The number and kind of Securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (1) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

             (1) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, or is redeemed in connection with such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments and increases (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in Section 4 hereof or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) concurrently with the Triggering Event to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

             (2) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

             (3) If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this subsection (a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause
        (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 11 hereof.

          (2) Subdivision or Combination of Shares. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any shares of Common Stock, (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination.

          (3) Certain Dividends and Distributions. If the Issuer, at any time while this Warrant is outstanding, shall:

             (1) Stock Dividends. Pay a dividend in, or make any other distribution to its stockholders (without consideration therefor) of, shares of Common Stock, the Warrant Price shall be adjusted, as at the date the Issuer shall take a record of the Holders of the Issuer's Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); or

             (2) Other Dividends. Pay a dividend on, or make any distribution of its assets upon or with respect to (including, but not limited to, a distribution of its property as a dividend in liquidation or partial liquidation or by way of return of capital), the Common Stock (other than as described in clause (i) of this subsection (c)), or in the event that the Company shall offer options or rights to subscribe for shares of Common Stock, or issue any Common Stock Equivalents, to all of its holders of Common Stock, then on the record date for such payment, distribution or offer or, in the absence of a record date, on the date of such payment, distribution or offer, the Holder shall receive what the Holder would have received had it exercised this Warrant in full immediately prior to the record date of such payment, distribution or offer or, in the absence of a record date, immediately prior to the date of such payment, distribution or offer. Notwithstanding the foregoing set forth in clause (ii) of this subsection (c) to the contrary, if the Company gives the Holder at least five Business Days prior written notice of the record date for such non-cash dividend, then the Warrant Price shall not be adjusted and the Holder shall have the option to exercise this Warrant prior to the record date, and if the Holder does not exercise this Warrant prior to such record date, then the Holder shall not be entitled to receive such payment, distribution or offer.

          (4) Issuance of Additional Shares of Common Stock. If the Issuer, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price (rounded to the nearest cent) determined by multiplying the Warrant Price then in effect by a fraction:

             (1) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

             (2) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

        The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a),
        (b) or (c) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (x) any adjustment shall have been made pursuant to subsection (e) of this
        Section 4 or (Y) no adjustment was required pursuant to subsection (e) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, if any, which together with any adjustments so carried forward shall amount to $.01 per share or more, provided that upon any adjustment of the Warrant Price as a result of any dividend or distribution payable in Common Stock or Convertible Securities or the reclassification, subdivision or combination of Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be adjusted (to the nearest one-half cent) in proportion to the adjustment in the Warrant Price.

          (5) Issuance of Common Stock Equivalents. If the Issuer, at any time while this Warrant is outstanding, shall issue any Common Stock Equivalent and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Warrant Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection
     (d) of this Section 4 on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Issuer shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Issuer for the issuance of such Additional Shares of Common Stock pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

          (6) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value then in effect, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (f), the date as of which the Per Share Market Value shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (f), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date.

          (7) Other Provisions Applicable to Adjustments Under this Section
     4. The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in Section 4:

             (1) Computation of Consideration. The consideration received by the Issuer shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Issuer therefor, or if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Issuer for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the, time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration payable to the Issuer upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Capital Stock of the Issuer other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of said notice, the Majority Holders shall notify the Board in writing of their objection to such determination, a determination of the fair market value of such consideration shall be made by an Independent Appraiser selected by the Majority Holders with the approval of the Board (which approval shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer.

             (2) Readjustment of Warrant Price. Upon the expiration or termination of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged in its entirety, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the

        Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 4 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Issuer (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Issuer.

             (3) Outstanding Common Stock. The number of shares of Common Stock at any time outstanding shall (A) not include any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries, and (B) be deemed to include all shares of Common Stock then issuable upon conversion, exercise or exchange of any then outstanding Common Stock Equivalents or any other evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for shares of Common Stock or Other Common Stock.

          (8) Other Action Affecting Common Stock. In case after the Original Issue Date the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections (a) through (g) of this Section 4, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this
     Section 4, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

          (9) Adjustment of Warrant Share Number. Upon each adjustment in the Warrant Price pursuant to any of the foregoing provisions of this Section 4, the Warrant Share Number shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying the Warrant Share Number immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately before giving effect to such adjustment and the denominator of which shall be the Warrant Price immediately after giving effect to such adjustment. If the Issuer shall be in default under any provision contained in Section 3 of this Warrant so that shares issued at the Warrant Price adjusted in accordance with this Section 4 would not be validly issued, the adjustment of the Warrant Share Number provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Issuer by reason of its default under Section 3 of this Warrant.

          (10) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

     21. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this

Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

     22. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

     23. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

     "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except the Warrant Stock, Common Stock reserved for issuance upon exercise of existing stock options issued under any employee incentive stock option, any qualified stock option plan and/or stock purchase plan adopted by the Issuer, Common Stock issued in conjunction with strategic corporate partnering transactions and Common Stock issued upon exercise of options and warrants authorized by the Board prior to the Closing Date.

     "Board" shall mean the Board of Directors of the Issuer.

     "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

     "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

     "Closing Date" means the date of execution of the Purchase Agreement.

     "Closing Price" means the VWAP of the Common Stock on the Trading Day immediately preceding the Closing Date.

     "Common Stock" means the Common Stock, $.04 par value, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

     "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

     "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

     "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

     "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

     "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

     "Issuer" means Flightserv.com, a Delaware corporation, and its successors.

     "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

     "Original Issue Date" means January 18, 2000.

     "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

     "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

     "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

     "Per Share Market Value" means on any particular date (a) the last sales price per share of the Common Stock on such date on the American Stock Exchange or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or
(b) if the Common Stock is not listed then on the American Stock Exchange or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The Issuer shall pay all costs and expenses of each Independent Appraiser. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

     "Purchase Agreement" means the Common Stock Purchase Agreement dated as of January 18, 2000 between the Issuer and Four Corners Capital, LLC, a Delaware limited liability company.

     "Registration Rights Agreement" has the meaning specified in Section 3(e) hereof.

     "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

     "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

     "Trading Day" means (a) a day on which the Common Stock is traded on the American Stock Exchange as reported by Bloomberg L.P., or (b) if the Common Stock is not listed on the American Stock Exchange, a day on which the Common Stock is traded on any other registered national stock exchange, or

(c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and
(c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

     "Term" has the meaning specified in Section 1 hereof.

     "Voting Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

     "VWAP" means the volume weighted average price of the Common Stock (based on a Trading Day from 9:00 a.m. to 4:00 p.m.) on the American Stock Exchange as reported by Bloomberg Financial using the AQR function.

     "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

     "Warrant Price" means the lesser of (i) 110% of the Closing Price (the "Fixed Warrant Price") and (ii) 90% of the VWAP for the five (5) Trading Days immediately preceding the notice to exercise, as such price may be adjusted from time to time as shall result from the adjustments specified in Section 4 hereof, provided, however, that if the Registration Statement (as defined in the Registration Rights Agreement) is not declared effective within one hundred twenty (120) days after the Closing Date, the Fixed Warrant Price shall be reduced by 10% and by an additional 10% for each thirty day period thereafter until the Registration Statement has been declared effective, which shall be pro rated for such periods less than thirty (30) days.

     "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

     "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

     24. Other Notices.  In case at any time:

          (1) the Issuer shall make any distributions to the holders of Common Stock; or

          (2) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or Convertible Securities or other rights; or

          (3) there shall be any reclassification of the Capital Stock of the Issuer; or

          (4) there shall be any capital reorganization by the Issuer; or

          (5) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

          (6) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty days prior to the action in question and not less than twenty days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

     25. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 9 without the consent of the Holder of this Warrant.

     26. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     27. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., pacific standard time, on any date and earlier than 11:59 p.m., eastern standard time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                            flightserv.com
                            3343 Peachtree Road, N.E.
                            Suite 530
                            Atlanta, Georgia 30326
                            Attn: C. Beverly Lance
                            Telephone Number: (404) 869-2599
                            Fax: (404) 240-4101

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Issuer shall be sent to Rogers & Hardin LLP, 2700 International Tower, Peachtree Center, 229 Peachtree Street, N.E., Atlanta, Georgia 30303, Attn: Edward J. Hardin, Facsimile no.: (404) 525-2224. Copies of notices to the Holder shall be sent to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: Gary I. Horowitz, Esq., Facsimile no.: (212) 455-2502.

     28. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     29. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     30. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     31. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     32. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                                          FLIGHTSERV.COM

                                          By:        /s/ C.B. LANCE
                                            ------------------------------------
                                            Name: C. B. Lance
                                            Title: President

                            (flightserv.com(tm) LOGO)

                                 FLIGHTSERV.COM                          [PROXY]
                      3343 PEACHTREE ROAD, N.E., SUITE 530
                             ATLANTA, GEORGIA 30326

    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 11, 2000

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FLIGHTSERV.COM


   The undersigned holder of shares of Common Stock of flightserv.com, a Delaware corporation (the "Company"), hereby appoints C. Beverly Lance and Arthur G. Weiss, and each of them, with full power of substitution, the proxies and attorneys of the undersigned, to vote as specified hereon at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Atlanta Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, Georgia 30303, on Tuesday, July 11, 2000 at 10:00 A.M., local time, and at any adjournments or postponements thereof, with all powers (other than the power to revoke the proxy) that the undersigned would have if personally present at the Annual Meeting, to act and vote in their discretion upon any other matter or matters that may properly be brought before the Annual Meeting and to appear and vote all the shares of Common Stock of the Company that the undersigned may be entitled to vote. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Annual Meeting.


       This proxy may be revoked at any time prior to the voting thereof.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:
1. To elect the five nominees listed below to the Board of Directors of the Company.

   [ ]  FOR all nominees (except as marked below)                        [ ]  WITHHOLD AUTHORITY to vote for all nominees

   NOMINEES: WILLIAM B. ASTROP, SYLVIA A. DE LEON, C. BEVERLY LANCE, DR. JAMES
   A. VERBRUGGE AND ARTHUR G. WEISS

   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, ENTER THE NAME OF SUCH NOMINEE IN THE SPACE PROVIDED BELOW:

   -----------------------------------------------------------------------------
2. To approve the Amendment to the Company's Certificate of Incorporation to (i) increase the number of authorized shares of the Company's Common Stock from 60 million to 100 million shares and (ii) authorize the Company to issue up to 10 million shares of preferred stock.

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


3. To approve the Company's 2000 Stock Option Plan.


        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN


4. To approve the grant of non-qualified stock options to the Company's directors and certain of the Company's officers and employees pursuant to the Option Agreements.


        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN


5. To approve the grant of certain warrants to Four Corners Capital, LLC as set forth in the Proxy Statement.


        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

6. To ratify the appointment of Ernst & Young, LLP as independent accountants for the Company for the fiscal year ending June 30, 2000.

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED "FOR" THE PROPOSALS ABOVE.

                                                 -------------------------------
                                                 Signature

                                                 -------------------------------
                                                 Signature if held jointly

                                                 Dated:                   , 2000
                                                   -------------------------

                                                 Please date and sign as name
                                                 appears hereon. When signing as
                                                 executor, administrator,
                                                 trustee, guardian or attorney,
                                                 please give full title as such.
                                                 If a corporation, please sign
                                                 in full corporate name by
                                                 president or other authorized
                                                 corporate officer. If a
                                                 partnership, please sign in
                                                 partnership name by authorized
                                                 person. Joint owners should
                                                 each sign.